                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No._______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]         Preliminary Proxy Statement
[ ]         Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
[X]         Definitive Proxy Statement
[ ]         Definitive Additional Materials
[ ]         Soliciting Material Pursuant to Section 240.14a-12

                                 HORIZON BANCORP

                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)     Title of each class of securities to which transaction applies:

      2)     Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)     Proposed maximum aggregate value of transaction:

      5)     Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)     Amount Previously Paid:

      2)     Form, Schedule or Registration Statement No.:

      3)     Filing Party:

      4)     Date Filed:

                                  April 3, 2003



Dear Shareholder:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Horizon Bancorp to be held at the Holiday Inn, 5820 South Franklin Street, Michigan City, Indiana on Thursday, May 8, 2003, at 6:00 p.m. (local time). To ensure that a quorum will be represented at the meeting, we encourage you to complete, sign, date and return your proxy promptly in the enclosed postage prepaid envelope. This will not limit your right to attend the meeting and vote in person.

The Notice of Annual Meeting and the Proxy Statement on the following pages cover the business to come before the meeting, which will include the election of directors, the authorization of Preferred Shares, the consideration of modernized Amended and Restated Articles of Incorporation and the consideration of a new equity incentive plan. We urge you to read these materials carefully.

THE MODERNIZATION OF THE ARTICLES OF INCORPORATION REQUIRES THE APPROVAL OF THE HOLDERS OF 70% OF THE OUTSTANDING COMMON SHARES. THEREFORE, IT IS PARTICULARLY IMPORTANT THIS YEAR THAT YOU SIGN AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

The Annual Report to Shareholders and the Annual Report on Form 10-K for the year ending December 31, 2002, are also enclosed.

We look forward to meeting our shareholders, and welcome the opportunity to discuss the business of your company with you.




Robert C. Dabagia                          Craig M. Dwight
Chairman of the Board                      President and Chief Executive Officer

                            DEFINITIVE PROXY SOLICITATION MATERIALS ARE INTENDED
                                        TO BE RELEASED ON OR ABOUT APRIL 3, 2003

                                 HORIZON BANCORP
                               515 FRANKLIN SQUARE
                          MICHIGAN CITY, INDIANA 46360
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The Annual Meeting of Shareholders of Horizon Bancorp ("Horizon") will be held on Thursday, May 8, 2003, 6:00 p.m. (local time), at the Holiday Inn, 5820 South Franklin Street, Michigan City, Indiana, for the purpose of considering and voting upon the following matters:

        1.      The election of four Directors to serve three-year terms.

        2.      The approval of the Horizon Bancorp 2003 Omnibus Equity
                Incentive Plan.

        3.      The authorization of one million Preferred Shares.

        4. The adoption of Amended and Restated Articles of Incorporation to do all of the following:

                a. Replace the current "business combination" provisions with provisions that more closely reflect current Indiana corporate law;

                b. Revise the director removal provisions to allow directors to be removed for cause by the affirmative vote of two-thirds of the other directors;

                c. Revise the indemnification provisions to provide that indemnification of employees is no longer mandatory and to more closely reflect current Indiana corporate law;

                d. Revise the conflicts of interest provisions to limit their application to directors and authorize transactions that are approved by the shareholders or are fair to Horizon;

                e. Revise the indemnification provisions to limit mandatory indemnification to directors and officers and reflect current Indiana corporate law; and

                f. Make other technical changes to reflect current Indiana corporate law.

        5. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

Our principal reason for proposing the Amended and Restated Articles of Incorporation is to modernize our Articles of Incorporation. The Amended and Restated Articles of Incorporation will be adopted only if shareholders approve all of the proposed provisions described in Proposal 4. The authorization of Preferred Shares would provide us with another means for raising capital in the event we need it to fund our growth. We believe that the adoption of the Horizon Bancorp 2003 Omnibus Equity Incentive Plan is a necessary tool for us to attract and retain the best employees and to align the interests of management with the interests of the shareholders.

Only shareholders of record at the close of business on March 24, 2003, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

Your attention is directed to the accompanying Proxy Statement and Proxy.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE MAIL YOUR PROXY PROMPTLY SO THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors


                                            Lawrence J. Mazur
                                            Secretary
April 3, 2003

                                 PROXY STATEMENT

                                 HORIZON BANCORP
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 8, 2003

This Proxy Statement is furnished to the shareholders of Horizon Bancorp ("Horizon") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of Horizon to be held on Thursday, May 8, 2003, at 6:00 p.m. (local time), and at any adjournment thereof. The meeting will be held at the Holiday Inn, 5820 South Franklin Street, Michigan City, Indiana. This Proxy Statement and accompanying form of proxy have been mailed to shareholders on or about April 3, 2003.

                               GENERAL INFORMATION

WHO CAN VOTE AT THE ANNUAL MEETING?

Only holders of record of Horizon common shares (the "Common Shares") as of March 24, 2003, are entitled to notice of, and to vote at, the Annual Meeting. Each Common Share is entitled to one vote on the matters to be voted on at the Annual Meeting.

HOW DO I VOTE BY PROXY?

The enclosed proxy is designed to permit each shareholder of record of Common Shares at the close of business on March 24, 2003, to vote at the Annual Meeting. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions of the shareholders given in the proxies. If you return an executed proxy card without indicating your voting instructions, the Common Shares represented by your proxy will be voted "FOR" the proposals described in this Proxy Statement and in the discretion of the named proxies for any other business to come before the meeting. A proxy may be revoked any time before the meeting by delivering to Horizon's Secretary a written notice of revocation or a later-dated proxy. A shareholder of record also may revoke a proxy by voting in person at the meeting.

WHAT WILL THE SHAREHOLDERS VOTE ON AT THE ANNUAL MEETING?

Shareholders will be voting on the following proposals:

     o    The election of four directors to serve three-year terms

     o    The approval of the Horizon Bancorp 2003 Omnibus Equity Incentive Plan

     o    The authorization of Preferred Shares

     o The approval of Amended and Restated Articles of Incorporation to modernize the provisions and make certain other changes, including the following:

          o    Replace the current "business combination" provisions;

          o Revise the director removal provisions to allow directors to be removed for cause by the affirmative vote of two-thirds of the other directors;

          o Update the indemnification provisions and provide that indemnification of employees is no longer mandatory; and

          o Make other changes including changes designed to reflect current Indiana corporate law


WILL THERE BE ANY OTHER ITEMS OF BUSINESS TO VOTE ON?

Management is not aware of any other matters to be presented at the meeting other than those mentioned above and has not received notice from any shareholders requesting that other matters be considered.

WHAT CONSTITUTES A QUORUM?

A majority of the outstanding Common Shares, present or represented by proxy, constitutes a quorum for the Annual Meeting. As of the March 24, 2003, the record date, 1,982,700 Common Shares were issued and outstanding.

HOW MANY VOTES ARE REQUIRED FOR THE ELECTION OF DIRECTORS AND THE OTHER
PROPOSALS?

The following votes will be required to approve the proposals:

     o    Directors will be elected by a plurality of the votes cast (Proposal
          1).

     o The adoption of the Horizon Bancorp 2003 Omnibus Equity Incentive Plan (Proposal 2) and the authorization of Preferred Shares (Proposal 3) will be approved if more Common Shares are voted in favor of the proposal than against the proposal.

     o The Amended and Restated Articles of Incorporation will be approved if at least 70 percent of the votes entitled to be cast are voted in favor of approval (Proposal 4).

Abstentions and "broker non-votes" (described below) are counted for purposes of determining the presence or absence of a quorum but are not considered votes cast. Abstentions and instructions to withhold authority will result in a nominee for director in Proposal 1 (Election of Directors) receiving fewer votes but will not count as votes "against" the nominee. Neither abstentions nor broker non-votes will affect whether more votes have been cast for than against Proposal 2 (Equity Incentive Plan) and Proposal 3 (Preferred Shares). Abstention and broker non-votes will affect the determination of the approval of the proposed Amended and Restated Articles of Incorporation in Proposal 4.

WHAT IS A "BROKER NON-VOTE"?

A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the broker has not received instructions from the beneficial owners on how to vote on such proposals and the broker does not have discretionary authority to vote in the absence of instructions. Brokers generally have the authority to vote, even though they have not received instructions, on matters that are considered "routine," such as the election of directors.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The first matter to be acted upon at the Annual Meeting is the election of directors. Horizon's Board of Directors consists of 12 members and is divided into three classes. At each Annual Meeting of Shareholders the members of one class of directors are elected to serve three-year terms. The terms of Robert C. Dabagia, Peter L. Pairitz, Bruce E. Rampage and Spero W. Valavanis will end at the Annual Meeting, and the Board of Directors has nominated each of them to serve additional three-year terms as members of the Class of 2006. Information on the nominees and the other members of the Board of Directors is provided below.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FOUR NOMINEES (ITEM 1 ON THE PROXY CARD).

                               BOARD OF DIRECTORS

The following table presents biographical information on all of the directors, including the four nominees. All of the directors of Horizon also serve as directors of Horizon Bank, N.A. (the "Bank").

            NAME                   AGE                   BUSINESS EXPERIENCE AND SERVICE AS A DIRECTOR
------------------------------- ------------ -----------------------------------------------------------------------
CLASS OF 2006
-------------
Robert C. Dabagia                   64       Mr. Dabagia has served as the Chairman of Horizon and the Bank since
                                             1998. He served as Chief Executive Officer of Horizon and the Bank until July 1, 2001.

Peter L. Pairitz                    47       Mr. Pairitz is a business developer. He was elected to the Board of
                                             Directors of Horizon in 2001 and to the Board of Directors of the
                                             Bank in 2000.

Bruce E. Rampage                    56       Mr. Rampage is the President and Chief Executive Officer of St.
                                             Anthony Memorial Health Centers. He has served on the Horizon Board of Directors since 2000 and on the Board of Directors of the Bank since 1998.

Spero W. Valavanis                  50       Mr. Valavanis is an architect and the owner of Design Organization,
                                             Inc. He has served on the Horizon Board of Directors since 2000 and on the Board of Directors of the Bank since 1998.

CLASS OF 2005
-------------
Dale W. Alspaugh                    70       Mr. Alspaugh is the Chancellor Emeritus of Purdue University-North
                                             Central. He has served as a Director of Horizon, the Bank and the
                                             Bank's predecessor since 1986.

Craig M. Dwight                     46       Mr. Dwight has served as the Chief Executive Officer of Horizon and the  Bank  since July  1, 2001, and as the President and Chief
                                             Administrative Officer of Horizon and as the President of the Bank
                                             since December 1998. Previously he had served as Executive Vice
                                             President and Chief Executive Officer of Horizon and the Bank (since
                                             October 1998) and Vice President and Senior Lender of the Bank
                                             (since 1997). Mr. Dwight was appointed to the Horizon Board


            NAME                   AGE                   BUSINESS EXPERIENCE AND SERVICE AS A DIRECTOR
------------------------------- ------------ -----------------------------------------------------------------------
                                             of Directors on December 15, 1998, to fill the unexpired term of a director who had resigned. He was re-elected to the Board for a full three-year term in 1999. He has served as a Director of the
                                             Bank since 1998.

Robert E. McBride, M.D.             63       Dr. McBride is a Pathologist with Pathology Consultants, Inc. He has served on the Boards of Directors of Horizon, the Bank and the
                                             Bank's predecessor since 1984.

Gene L. Rice                        70       Mr. Rice is a retired grain farmer. He has served on the Board of
                                             Directors of Horizon since 1986 and on the Board of Directors of the
                                             Bank and its predecessor since 1978.

CLASS OF 2004
-------------
Susan D. Aaron                      48       Ms. Aaron (formerly Sterger) is a retired executive and business owner. She has served on the Board of Directors of Horizon since
                                             1995 and on the Board of Directors of the Bank since 1993.

Charley E. Gillispie                55       Mr. Gillispie is Vice President of Administration and Finance at
                                             Valparaiso  University. He was elected to the Board of Directors of
                                             Horizon in 2001 and to the Board of Directors of the Bank in 2000.

Larry N. Middleton, Jr.             50       Mr.  Middleton is a real estate broker and the owner of Century 21
                                             Middleton  Co., Inc. He has served on the Horizon Board of Directors since 1995 and on the Board of Directors of the Bank since 1993.

Robert E. Swinehart                 60       Mr. Swinehart is the President and Chief Operating Officer of
                                             Emerson Power Transmission Corp. He has served on the Horizon Board of Directors since 1998 and on the Board of Directors of the Bank since 1996.


Each of the nominees has agreed to serve for the term for which he has been nominated. It is intended that the proxies solicited by the Board of Directors will be voted for the nominees named above. If any nominee is unable to stand for election, the Board of Directors may designate a substitute nominee or adopt a resolution reducing the number of members on the Board. If a substitute nominee is designated, Common Shares represented by proxy will be voted for the substituted nominee.

NOMINATION OF DIRECTORS

Horizon's Bylaws provide that nominations for directors may be made by the Board of Directors, a nominating committee of the Board, any person appointed and authorized by the Board to make nominations, or any shareholder entitled to vote for the election of directors who has complied with the notice procedures specified in the Bylaws. Nominations by shareholders must be made in writing and must be delivered to the President not fewer than 120 days in advance of the date the Proxy Statement was released to shareholders in connection with the previous year's Annual Meeting. Shareholder nominations must include the detailed information about the nominee required by the Bylaws and also must comply with the other requirements set forth in the Bylaws.

The chairman of a meeting may, in his discretion, disregard nominations that are not made in accordance with the Bylaws and may instruct the tellers to disregard all votes cast for any such nominee. A complete copy of the applicable provisions of the Bylaws is available to shareholders without charge upon request to the Secretary.


                             EXECUTIVE COMPENSATION

The following information is provided with respect to compensation paid for 2002 by the Bank to Horizon's Chief Executive Officer and to the other most highly compensated executive officers of Horizon, the Bank and one of the Bank's subsidiaries, Horizon Trust & Investment Management, N.A.

                           SUMMARY COMPENSATION TABLE


                                                                                   LONG-TERM
                                                                               COMPENSATION AWARD
                                                                               ------------------
                                              ANNUAL COMPENSATION                 SECURITIES
           NAME AND                ----------------------------------------       UNDERLYING            ALL OTHER
      PRINCIPAL POSITION           YEAR     SALARY ($) (1)    BONUS ($) (2)     OPTIONS/SARS (#)       COMPENSATION
      ------------------           ----     --------------    -------------     ----------------       ------------
Robert C. Dabagia (3)              2002             $80,000          $28,300                0                  0
 Chairman of the Board             2001            $120,000          $12,000            9,000                  0
                                   2000            $120,000          $15,000           33,000                  0

Craig M. Dwight                    2002            $240,000         $108,000                0            $32,028(4)
 President and Chief               2001            $200,000          $30,000           19,800            $33,668
 Executive Officer                 2000            $180,038          $35,000           45,000            $36,233

Lawrence J. Mazur                  2002            $142,882          $28,576                0            $28,071(6)
 President, Horizon Trust &        2001            $138,385          $15,000            7,500            $27,862
 Investment Management,            2000            $133,743          $45,060            7,800            $33,362
 N.A. (5)

James H. Foglesong (7)             2002            $106,000          $47,700                0            $15,833(8)
 Chief Financial Officer           2001             $86,769          $17,000            9,000                  0
                                   2000                 N/A              N/A              N/A                N/A

Thomas H. Edwards                  2002            $135,000          $60,750                0            $13,266(9)
 Executive Vice President          2001            $125,676          $20,000            7,500            $12,511
 and Senior Lender                 2000            $120,593           18,083           16,800            $ 7,084


--------
(1) Includes salary amounts paid and salary amounts deferred by the individual named pursuant to Horizon's Thrift Plan and Supplemental Executive Retirement Plan ("SERP").

(2) Includes bonus amounts paid and bonus amounts deferred by the individual named pursuant to Horizon's Thrift Plan and SERP.

(3) Mr. Dabagia served as the Chief Executive Officer of Horizon and the Bank until July 1, 2001.

(4) Represents Horizon's contribution of $7,053 under Horizon's Stock Bonus Plan and its matching contributions of $24,975 under the Thrift Plan and SERP.

(5) Horizon Trust & Investment Management, N.A., is an investment management subsidiary of the Bank.

(6) Represents Horizon's contribution of $4,492 under Horizon's Stock Bonus Plan, its matching contributions of $18,816 under the Thrift Plan and SERP and its payment of $4,763 for long-term disability coverage.

(7) Mr. Foglesong's employment with Horizon began in January 2001. Prior to that time he was Chief Financial Officer of Security Federal Bank.

(8) Represents Horizon's contribution of $2,867 under Horizon's Stock Bonus Plan and its matching contributions of $12,966 under the Thrift Plan and SERP.

(9) Represents Horizon's contribution of $5,547 under Horizon's Stock Bonus Plan, its matching contribution of $4,719 under the Thrift Plan and $3,000 in health benefits.

                              EMPLOYMENT AGREEMENTS

Mr. Mazur has an Employment Agreement with the Bank and Horizon Trust & Investment Management, N.A. ("HTIM"), a trust company and an investment management subsidiary of the Bank. The Employment Agreement provides for Mr. Mazur's employment as a trust officer of the Bank and as President of HTIM through December 31, 2003. Under the Employment Agreement, Mr. Mazur receives a base salary and a semi-annual bonus based on the net annual growth in fee income for HTIM. He also is eligible to participate in benefit plans generally available to employees of Horizon and the Bank. The Bank's Board of Directors may terminate the Employment Agreement upon 30 days' prior written notice for cause and upon 60 days' prior written notice if Mr. Mazur fails to satisfactorily perform his duties or in the event of a change of control of Horizon or HTIM. If Mr. Mazur's employment is terminated for reasons other than for "cause" or upon a change in control, the Employment Agreement provides that he will continue to receive his basic annual compensation for a period of two years. If his employment is terminated upon a change of control, the Employment Agreement provides that Mr. Mazur will continue to receive his full compensation for a period of three years. Mr. Mazur may terminate his employment for any reason upon 60 days' prior written notice.

Three of Horizon's executive officers, Messrs. Dwight, Edwards and Foglesong, are parties to change of control agreements with the Bank. These agreements provide that upon a change of control, a new two-year term of employment will commence for each of the officers at the same base salary that the officer was receiving at the time of the change of control and such salary may not be reduced during the two-year term. If the officer's employment is terminated at any time during the two-year period after the change of control for any reason, whether voluntarily or involuntarily, the officer is entitled to a lump sum severance payment equal to two times his then current base salary. In lieu of continuing his employment, each officer can elect to terminate his employment upon the occurrence of a change of control and receive a lump sum severance payment equal to two times his then current base salary. The agreements define a change of control as a merger, tender offer, asset sale or other transaction that result in (i) a majority of Horizon shareholders prior to the transaction holding less than 50 percent of the voting securities of Horizon after the transaction, (ii) persons who held less than 20 percent of the voting securities of Horizon prior to the transaction owning more than 50 percent of such securities after the transaction; or (iii) a majority of the members of the Horizon Board of Directors being persons who were not directors of Horizon at least 24 months prior to the transaction.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

During 2002, no stock options or stock appreciation rights were granted to the executive officers named in the Summary Compensation Table above.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUES

The following table provides information on option and stock appreciation right exercises in 2002 by Horizon's executive officers named in the Summary Compensation Table. The table provides information about the number and estimated value of shares covered by exercisable and unexercisable options and stock appreciation rights held by such executives on December 31, 2002.




                              Number of                    Number of Shares Underlying         Value of Unexercised
                              Securities                    Unexercised Options/SARs         In-The-Money Options/SARs
                              Underlying                       at Fiscal Year-End             at Fiscal Year-End (3)
                             Options/SARs     Value       -----------------------------    ------------------------------
        Name                 Exercised (1)  Realized (2)   Exercisable    Unexercisable     Exercisable     Unexercisable
        ----                 -------------  ------------  -------------   -------------    -------------    -------------
Robert C. Dabagia              35,500      $393,580              0            27,000                0           $404,010

Craig M. Dwight                     0             0         46,260            53,640         $578,278           $750,413

James H. Foglesong                  0             0          1,800             7,200          $27,450           $109,800

Lawrence J. Mazur              15,420      $114,851              0            17,880               $0           $252,280

Thomas H. Edwards              11,820      $111,287              0            18,480               $0           $277,114


-----------
(1) The options and stock appreciation rights were granted under the 1987 Stock Option and Stock Appreciation Rights Plan of Horizon Bancorp and the 1997 Key Employees' Stock Option and Stock Appreciation Rights Plan of Horizon Bancorp. Stock appreciation rights were granted in tandem with options and the optionee elects whether to exercise the options or stock appreciation rights. The exercise of one option cancels the right to exercise the corresponding stock appreciation right and vice versa.

(2) Represents the difference between the market value of the shares covered by the option or shares with respect to which stock appreciation rights were exercised on the date of exercise and the exercise price of the options or base price of the stock appreciation rights. On August 22, 2002, Horizon and the named executive officers entered into agreements limiting the maximum value for which vested stock appreciation rights could be exercised to $22.00 per stock appreciation right and eliminating all unvested stock appreciation rights as of that date.

(3) Represents the difference between the market value of shares covered by in-the-money options on December 31, 2002 ($26.50), and the exercise price of options having an exercise price less than that market price, multiplied by the number of options.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table presents information regarding grants under all equity compensation plans of Horizon through December 31, 2002.

                                                                                                     Number of securities
                                                                                                     remaining available for
                                Number of securities to be                                           future issuance under equity
                                issued upon exercise of         Weighted-average exercise            compensation plans (excluding
                                outstanding options,            price of outstanding                 securities reflected in the
Plan Category                   warrants and rights             options, warrants and rights         first column)
-------------                   -------------------------       ----------------------------         ----------------------------
Equity compensation plans
approved by security holders(1)            235,560                         $12.58                           3,000

Equity compensation plans
not approved by security
holders                                          0                              0                               0

Total                                      235,560                         $12.58                           3,000


-------
(1) Represents grants under the 1987 Stock Option and Stock Appreciation Rights Plan of Horizon Bancorp and the 1997 Key Employees' Stock Option and Stock Appreciation Rights Plan of Horizon Bancorp.

                            COMPENSATION OF DIRECTORS

Horizon paid each of its non-employee directors a cash retainer of $10,017 and a bonus in Common Shares equal in value to $4,983 for their services in 2002. Active employees of Horizon and/or the Bank receive no separate compensation for their services as directors. There is no additional compensation for attending meetings of committees of the Board or for special assignments or meetings.

Horizon sponsors a Directors' Deferred Compensation Plan, which allows non-employee directors of Horizon and the Bank to elect to defer the receipt of fees for their services. Earnings on fees deferred under the plan are based on the performance of investments selected by the participating director. Payments of deferred fees are made to participants or their beneficiaries in a lump sum or monthly installments upon death or disability of the participants or as designated by participants. Participants have no rights to amounts deferred other than rights as general creditors of Horizon.


                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

During 2002, Horizon's Board of Directors held 12 meetings. Each director attended 75 percent or more of the total number of meetings of the Board and the committees upon which he or she served. Horizon and its subsidiaries have joint standing committees. These committees include the Audit Committee and the Compensation Committee, which serve both Horizon and the Bank.


                               THE AUDIT COMMITTEE

Audit Committee members serve one-year terms and are elected at the Annual Meeting of Directors each year. The Audit Committee members for 2002/2003 were Charley E. Gillispie, who served as chairperson, Susan D. Aaron, George R. Averitt (a director of the Bank), Dr. Robert E. McBride, Larry N. Middleton, Jr. and Spero W. Valavanis. Craig M. Dwight serves as an ex officio member of the Audit Committee. The Audit Committee met four times in 2002. The purpose of the Audit Committee is to assist the Boards of Directors of Horizon and the Bank in fulfilling their statutory and fiduciary responsibilities with respect to examinations of Horizon, the Bank and their affiliates and the monitoring of accounting, auditing and financial reporting practices. The Audit Committee reviews the internal audit procedure of Horizon and the Bank and recommends to the Boards of Directors the engagement of outside and internal auditing firms. Members of the Audit Committee, other than ex officio member Craig M. Dwight, are independent as defined by the National Association of Securities Dealers' ("NASD") listing standards. The Board of Directors adopted a written charter for the Audit Committee in 2001 and has revised the charter to reflect recent federal legislation and NASD proposals. A copy of the revised Audit Committee Charter is attached as Appendix A to this Proxy Statement.


                          REPORT OF THE AUDIT COMMITTEE

This report is being provided to inform shareholders of the Audit Committee's oversight with respect to Horizon's financial reporting.

REVIEW WITH MANAGEMENT AND INDEPENDENT AUDITORS

The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2002. In addition, the Audit Committee discussed with BKD, LLP all communications required by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61, "Communications with Audit Committees."

The Audit Committee received the written disclosures and the letter from BKD, LLP required by the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with BKD, LLP their independence.

CONCLUSION

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

Susan D. Aaron                                    Dr. Robert E. McBride
George R. Averitt                                 Larry N. Middleton, Jr.
Craig M. Dwight*                                  Spero W. Valavanis
Charley E. Gillispie
-----------------------
     *Ex officio member

                             COMPENSATION COMMITTEE

The members of the Board of Directors serve on the Compensation Committee on a rotating basis. The members of the Compensation Committee for 2002 were Robert
E. Swinehart, who served as chairperson, and Dale W. Alspaugh, James B. Dworkin (a director of the Bank) and Peter L. Pairitz. In addition, Robert C. Dabagia and Craig M. Dwight serve as ex officio members of the Compensation Committee. The Compensation Committee met eight times in 2002. The Committee reviews all salary and employee benefit issues relating to employees and directors of Horizon, the Bank and their subsidiaries.


                      REPORT OF THE COMPENSATION COMMITTEE
                                DECEMBER 31, 2002

The compensation of all elected officers of Horizon and subsidiaries, including that of the Chief Executive Officer, is set annually by the outside directors on the Compensation Committee of the Board of Directors. Horizon's Chief Executive Officer serves as an ex officio member of the Compensation Committee but absents himself from, and does not participate in, any committee proceeding relating to the determination of his own compensation.

Compensation is composed of several segments, including base salary, short-term incentives and long-term incentives. The Compensation Committee compares all management compensation, including that of the Chief Executive Officer, to the compensation paid to managers holding the same position in similar financial institutions. Data for this comparison comes from a variety of independent sources with the principal data contained in an annual study published by the Bank Administration Institute ("BAI").

During 2002, Horizon engaged compensation consultant Frederic W. Cook & Co., Inc. ("Cook") to perform a review of Horizon's compensation of top officers and outside directors. Cook's review included a comparison of the compensation paid by Horizon with the compensation paid by a peer group of 19 Midwest regional banking organizations with $500 million to $1 billion in assets. Cook recommended, among other things, that Horizon establish an omnibus stock incentive plan in addition to existing employee benefit plans. Based on that recommendation, the Board of Directors has adopted, subject to shareholder approval at the Annual Meeting of Shareholders, the Horizon Bancorp 2003 Omnibus Equity Incentive Plan, which is described in Proposal 2 in this Proxy Statement.

SALARIES

Salaries of all executive officers, including the Chief Executive Officer, are governed by Horizon's formal salary administration program pursuant to which all salary decisions are subject to detailed annual performance reviews. Each year, the salary administration program is updated and the salary of each executive officer is compared to those salaries being paid to executive officers in positions in organizations of comparable size in the Midwest. Salary ranges are then computed from that data for each Horizon executive officer position. In general, the highest salary that would be allowable under the salary administration program is below the highest salary for that position as reported in the BAI data. In 2002, the highest salary allowable for the Chief Executive Officer was $308,582. For his services in 2002 as Chief Executive Officer and President, Mr. Dwight was paid a salary of $240,000.

CASH BONUSES

In December of 2000, the Compensation Committee adopted guidelines for annual cash discretionary bonus awards. Horizon's Chairman and President use these guidelines in their recommendations to the Compensation Committee regarding the annual discretionary bonus awards.

In making bonus recommendations to the Compensation Committee for the year 2002, the President evaluated Horizon's consolidated financial performance compared to the corporate goals, each business unit's financial performance and the recommendations of the Senior Vice Presidents for employees within their respective business units. In setting bonuses for December 31, 2002, the Compensation Committee considered the recommendations of the Chairman and President as presented. In considering Mr. Dwight's bonus, the Compensation Committee considered Horizon's 33 percent increase in earnings from $4.125 million to $5.499 million for the years 2001 and 2002 respectively; return on average stockholders' equity of 14.21 percent which is above peer average for publicly traded banks in the State of Indiana; and a 15.22 percent increase in Horizon's price per share from $23.00 at December 31, 2001, to $26.50 per share at December 31, 2002. In addition, Horizon's stock appreciation for the year 2002 out performed the general stock market and industry specific indices. For 2002, the Compensation Committee authorized the payment of a $108,000 bonus to Mr. Dwight.

LONG-TERM INCENTIVE PROGRAMS/STOCK OPTIONS

Horizon's long-term incentive program is based on the grant of stock options. Stock options are granted to encourage and facilitate personal stock ownership by executive officers and thus strengthen their personal commitment to Horizon and to provide them with a longer-term perspective in their managerial responsibilities. This component of an executive officer's compensation directly aligns the officer's interests with those of Horizon's shareholders. Horizon also recognizes that stock options are a necessary element of a competitive compensation program. The program utilizes vesting periods to encourage key employees to continue in the employ of Horizon and thereby acts as a retention device for key employees. All options granted under this program have included stock appreciation rights.

PERFORMANCE REVIEWS

The Compensation Committee conducts an annual review of the performance of Horizon's most senior officers, the Chairman, and the President, who also serves as the Chief Executive Officer. In conducting its review, the Compensation Committee considers a variety of performance factors in analyzing the compensation of each of these executive officers. These factors generally include traditional financial results and indicators such as revenues, expenses, assets, credit issues, reserves, earnings and ratios such as return on equity, loans to deposits and other significant factors and performance indicators. The financial services business is complex and is undergoing changes that generate uncertainties about future events. The Chairman and the President must provide guidance and leadership in nearly all aspects of this dynamic enterprise. In the process, however, they are not expected to work alone. The performance evaluation recognizes that programs initiated at the top level of an organization are not, and should not be expected to be, "quick fixes." These programs are generally long-term in nature, bringing benefits to Horizon over many years. For those reasons, the Compensation Committee also focuses on the following issues in determining performance levels for the Chairman and the President: quality of the organization, service delivery characteristics, quality of service, leadership in the community and risk management. Compensation levels are also affected by changes in responsibilities and duties of executive officers over time and may be adjusted more or less frequently than annually when circumstances warrant.

There are several additional criteria against which the Compensation Committee measures the performance of the Chairman, the President and other executive officers in setting their annual compensation. Among these are the continued growth and development of Horizon's investment management business; efficient and cost effective use of technology; the management of change; development of existing and new services; recruitment of and development of skilled people in the organization; team building; operating cost controls; improvement of fee income; ability to meet increased competition; performance of Horizon's investment portfolio; ongoing development of Horizon's information systems; and a broad variety of financial services industry and management functions that are typical of a well-managed organization. All management compensation, including that of the Chairman, President and the other executive officers, is performance related.

Submitted by the Members of the Compensation Committee:

Robert E. Swinehart, Chairperson            Craig M. Dwight*
Dale W. Alspaugh                            James B. Dworkin**
Robert C. Dabagia*                          Peter L. Pairitz
-------------------------------
       *Ex officio members
     **Director of Bank Only


                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

Mr. Dabagia, the Chairman of Horizon, and Mr. Dwight, the President and Chief Executive Officer of Horizon, are members of the Compensation Committee but do not participate in the Compensation Committee's evaluations of their performance or in voting on their own compensation. As members of the Compensation Committee, they participate in reviewing the performance of other officers, engage in the discussion of non-compensation human resource related issues, provide technical assistance to the Compensation Committee, serve as liaisons between the Compensation Committee and management and undertake to enact the decisions of the Compensation Committee on its behalf.

                       COMMON SHARE OWNERSHIP BY DIRECTORS
                             AND EXECUTIVE OFFICERS

The following table sets forth the number of shares and percent of Common Shares beneficially owned by the directors, the executive officers named in the Summary Compensation Table, and all directors and executive officers as a group as of January 31, 2003.


Name                                            Shares Beneficially Owned (1)                    Percentage
----                                            ----------------------------                     ----------
DIRECTORS:

Susan D. Aaron                                             2,664                                     *

Dale W. Alspaugh                                           4,148    (2)                              *

Robert C. Dabagia                                         50,413    (3)                            2.5%

Craig M. Dwight                                           73,349    (4)                            3.6%

Charley E. Gillispie                                         829    (5)                              *

Robert E. McBride, M.D.                                   11,889    (6)                              *

Larry N. Middleton                                         3,273    (7)                              *

Peter L. Pairitz                                           3,039    (8)                              *

Bruce E. Rampage                                           1,608                                     *

Gene L. Rice                                               2,886    (9)                              *

Robert E. Swinehart                                        4,353    (10)                             *

Spero W. Valavanis                                         3,308                                     *

NAMED EXECUTIVE OFFICERS:

Lawrence J. Mazur                                         36,357    (11)                           1.8%

James H. Foglesong                                        10,375    (12)                             *

Thomas H. Edwards                                         15,032    (13)                             *

ALL DIRECTORS AND EXECUTIVE
 OFFICERS AS A GROUP (15 PERSONS):                       223,523    (14)                          10.8%


------
*    Beneficial ownership is less than one percent.

(1) The information shown regarding shares beneficially owned is based upon information furnished to Horizon by the individuals listed. The nature of beneficial ownership, unless otherwise noted, represents sole or shared voting or investment power. Stock options that vest on or before April 1, 2003, are included in the number of shares beneficially owned.

(2) Includes 3,198 shares that Mr. Alspaugh owns jointly with his spouse and 300 shares owned by his spouse.

(3) Includes 2,100 shares that are owned individually by Mr. Dabagia's spouse and 6,000 vested stock option and stock appreciation rights granted under the Horizon 1997 Stock Option and Stock Appreciation Rights Plan (the "1997 Plan").

(4) Includes 3,600 vested stock options and stock appreciation rights granted under the Horizon 1987 Stock Option and Stock Appreciation Rights Plan (the "1987 Plan"), 57,120 vested stock options and stock appreciation rights granted under the 1997 Plan, and 12,629 shares held by the Horizon Employee Stock Bonus Plan.

(5)  All shares are owned jointly by Mr. Gillispie and his spouse.

(6)  The shares are held by a trust for which Dr. McBride serves as trustee.

(7)  Includes 3,173 shares owned jointly by Mr. Middleton and his spouse.

(8) Includes 600 shares owned by Mr. Pairitz's son and 1,500 shares held by a Profit Sharing Plan for which Mr. Pairitz serves as the trustee.

(9) Includes 1,578 shares owned jointly by Mr. Rice and his spouse and 603 shares held by Mr. Rice's spouse.

(10) Includes 851 shares owned jointly by Mr. Swinehart and his spouse and 3,045 shares held in a trust for which Mr. Swinehart serves as trustee and is a beneficiary.

(11) Includes 5,100 vested stock options and stock appreciation rights granted under the 1997 Plan and 1,957 shares held by the Horizon Employee Stock Bonus Plan.

(12) Includes 3,600 vested stock options and stock appreciation rights granted under the 1997 Plan and 217 shares held by the Horizon Employee Stock Bonus Plan.

(13) Includes 1,200 shares owned by Mr. Edwards' spouse, 3,300 vested stock options and stock appreciation rights granted under the 1997 Plan and 1,429 shares held by the Horizon Employee Stock Bonus Plan.

(14) Includes 78,720 shares covered by stock options and stock appreciation rights and 31,369 shares as to which voting and investment powers are shared by members of the group with their spouses or other family members or held by family trusts.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best of Horizon's knowledge, as of January 31, 2003, no shareholder or group of shareholders beneficially owned more than five percent of the outstanding Common Shares. Darhap & Co., the nominee for Horizon Trust & Investment Management, N.A., a subsidiary of the Bank, held 659,432 Common Shares as of January 31, 2003, but Darhap & Co. exercises voting or investment authority with respect to only 72,342 of those shares.

                 CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS

Directors and executive officers of Horizon and their associates were customers of, and had transactions with, the Bank in the ordinary course of business during 2002. The Bank expects that comparable transactions will occur in the future. These transactions were made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with unrelated third parties and did not involve more than normal risk of collectibility or present other unfavorable features.

                                PERFORMANCE GRAPH

The Securities and Exchange Commission requires Horizon to include in this Proxy Statement a line graph comparing Horizon's cumulative five-year total shareholder returns on the Common Shares with market and industry returns over the past five years. The following graph was prepared by SNL Financial LC. The returns represented in the graph assume the investment of $100 on January 1, 1997, and further assume reinvestment of all dividends. The Common Shares began trading on the Nasdaq SmallCap Market (trading symbol: HBNC) on December 20, 2001. Prior to that date, the Common Shares were traded on the OTC Bulletin Board.

                                 HORIZON BANCORP




                     [GRAPH NOT INCLUDED IN EDGAR VERSION.]






INDEX                                       12/31/97    12/31/98    12/31/99    12/31/00   12/31/01    12/31/02
-----                                       --------    --------    --------    --------   --------    --------
Horizon Bancorp                               100.00       87.64       76.57       55.37     140.84      166.79
Russell 2000                                  100.00       97.45      118.17      114.60     117.45       93.39
SNL $500M-$1B Bank Index                      100.00       98.32       91.02       87.12     113.02      144.30
NASDAQ Bank Index*                            100.00       99.36       95.51      108.95     117.97      120.61


-------
    *Source: CRSP, Center for Research in Security Prices, Graduate School of
     Business, The University of Chicago 2003. Used with permission. All rights reserved. crsp.com.
     SNL Financial LC
     (C)2003

                                   PROPOSAL 2
                         APPROVAL OF THE HORIZON BANCORP
                       2003 OMNIBUS EQUITY INCENTIVE PLAN

As discussed in the Report of the Compensation Committee, Horizon engaged compensation consultant Frederic W. Cook & Co., Inc. ("Cook"), in 2002 to review Horizon's compensation of top officers and outside directors. Cook recommended that Horizon adopt an omnibus stock plan for the purpose of attracting and retaining key employees. The Board of Directors believes that it is in the best interest of Horizon to adopt a plan as recommended by Cook. Accordingly, on January 21, 2003, Horizon's Board of Directors unanimously adopted, subject to the approval of the shareholders at this Annual Meeting, the Horizon Bancorp 2003 Plan.

The 2003 Plan has been designed to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which generally denies a corporate-level income tax deduction for annual compensation in excess of $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including "performance-based compensation," which meet the requirements of Code Section 162(m), are generally excluded from this deduction limit. It is contemplated that awards made under the 2003 Plan to a Covered Employee will constitute "performance-based compensation" under Code Section 162(m). A detailed summary of the 2003 Plan is provided below.

                  SHAREHOLDER APPROVAL AND BOARD RECOMMENDATION

The proposal to approve the Horizon Bancorp 2003 Omnibus Equity Incentive Plan requires that the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                 VOTE "FOR" THE APPROVAL OF THE HORIZON BANCORP
         2003 OMNIBUS EQUITY INCENTIVE PLAN (ITEM 2 ON THE PROXY CARD).


                            SUMMARY OF THE 2003 PLAN

The following is a summary of the material features of the 2003 Plan. The summary does not purport to be a complete description of all the provisions of the 2003 Plan and is qualified in its entirety by the terms of the 2003 Plan, a copy of which is attached to this Proxy Statement as Appendix B.

PURPOSE

The primary purpose of the 2003 Plan is to promote the growth and financial success of Horizon by providing incentives to employees and non-employee directors so as to align their interests, through ownership of Common Shares and other awards, with the interests of Horizon's shareholders. The 2003 Plan is designed to provide an incentive for excellence in individual performance and teamwork. The 2003 Plan is also designed to provide flexibility to Horizon with regard to its ability to motivate, attract and retain the services of employees and non-employee directors who make significant contributions to Horizon's success and to allow such employees and non-employee directors to share in that success.

ADMINISTRATION

The 2003 Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). (The Board of Directors retains the authority under the 2003 Plan to appoint another committee to administer the 2003 Plan in the future.) The Committee will be composed of no fewer than three directors, each of whom will qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and, to the extent required, as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code"). All of the current members of the Compensation Committee meet current Nasdaq standards for independence and Horizon believes that they also meet the new independence criteria that have been proposed for companies whose shares are listed on Nasdaq.

         The Committee has the sole authority, subject to the terms of the 2003 Plan, to:

          o    Select participants and determine the type of awards

          o    Determine the terms and conditions of awards

          o    Construe and interpret the 2003 Plan

          o Establish, amend and waive the rules and regulations for administering the 2003 Plan

All decisions made by the Committee will be final and binding.

ELIGIBILITY

All employees and non-employee directors of Horizon and any of its subsidiaries or affiliates (the term "Horizon" is used in this summary of the 2003 Plan to include any subsidiaries or affiliates) will be eligible to receive awards as participants under the 2003 Plan. Currently, there are approximately 230 employees and non-employee directors who would be eligible for grants under the 2003 Plan. The Committee will select the participants based on their functions and responsibilities, the value of the services they provide to Horizon and such other factors as the Committee, it its sole discretion, deems relevant.

SHARES SUBJECT TO THE 2003 PLAN

The 2003 Plan authorizes the issuance of up to 100,000 Common Shares, plus (i) that number of shares that are tendered to or withheld by Horizon in connection with the exercise of options; and (ii) that number of Common Shares that are purchased by Horizon with the cash proceeds received upon option exercises. The Committee also has the discretion to add to the number of Common Shares authorized for issuance under the 2003 Plan that number of Common Shares having a value equal to the income tax deductions recognized by Horizon in connection with the exercise of nonqualified stock options. At March 21, 2003, the market value of the 100,000 Common Shares that may be issued pursuant to the 2003 Plan was $2,790,000.

The 2003 Plan limits the number of Common Shares available to 100,000 for incentive stock options and to 50,000 for the grant of non-option awards. The 2003 Plan also provides that no participant will be granted an award for more than 100,000 Common Shares during any fiscal year and no participant will receive performance units having an initial value greater than $1,000,000. Subject to the foregoing limits, the Common Shares available for issuance under the 2003 Plan may be divided among the various types of awards and among the participants as the Committee determines. The Common Shares issued pursuant to awards may be authorized but unissued Common Shares or Common Shares that Horizon has reacquired in the open market. The number of Common Shares subject to the 2003 Plan and subject to awards that are outstanding under the 2003 Plan will be adjusted by the Committee to reflect stock dividends or splits, recapitalizations, reclassifications, mergers, consolidations, combinations or exchanges of shares and similar corporate capital structure changes.

TYPES OF AWARDS

The Committee is authorized to grant any type of award to a participant that is consistent with the provisions of the 2003 Plan. Awards may consist of the following:

          o    Incentive stock options

          o    Nonqualified stock options

          o    Stock appreciation rights

          o    Restricted stock

          o    Performance units

          o    Performance shares

          o    Any combination of the above

Subject to the terms of the 2003 Plan, the Committee determines the provisions, terms and conditions of each award. The Committee may grant awards subject to vesting schedules or restrictions and contingencies. Awards may be accelerated so as to become fully vested, exercisable and released from any restrictions or contingencies, however, under the following circumstances: options, stock appreciation rights and restricted stock will become fully exercisable upon the participant's death, disability or retirement, the occurrence of a change in control or under other circumstances as determined by the Committee in its discretion; and performance units or performance awards will become payable, to the extent earned, upon the participant's death, disability or retirement or the occurrence of a change in control. The 2003 Plan defines "change in control" to include the following: any merger, consolidation or similar transaction involving Horizon in which the persons who are shareholders of Horizon immediately prior to the transaction own, after the transaction, 50 percent or less of the voting rights of all voting rights of the surviving entity; any sale, lease, exchange, transfer or other disposition of all or any substantial part of Horizon's assets; and any tender, exchange or purchase (other than by Horizon, any Horizon-sponsored employee benefit plan or members of the Board of Directors) of 25 percent of the voting power of Horizon; a change in a majority membership of the Board over a two-year period unless the election of each director at the beginning of the period was approved by at least a majority of the directors then in office; and any agreement or transaction that is approved by a majority of the members of the Board and results in any of the previously described transactions.

The Committee may provide that stock-based awards earn dividends or dividend equivalents, which may be paid in cash, Common Shares or credited to an account designated in the name of the participants.

STOCK OPTIONS. The Committee may designate options awarded under the 2003 Plan as incentive stock options, a type of option authorized under the Code. The Code limits the grant of incentive stock options to employees and imposes other conditions that options must satisfy to qualify as incentive stock options. Options not designated as incentive stock options are referred to as "nonqualified" options. The principal difference between incentive stock options and nonqualified options is their tax treatment for Horizon and optionees. See "Federal Income Tax Consequences" below.

Each option granted under the 2003 Plan must be evidenced by a written agreement that specifies the type of option, the number of Common Shares covered, the exercise price, when and under what circumstances the option becomes exercisable, any restriction on transferability of shares received on the exercise, the duration of the option and such other terms and conditions as the Committee determines, within the limits prescribed by the 2003 Plan.

The Committee will determine the per share exercise price of all options, but the exercise price may not be less than 100 percent of the fair market value of the shares covered by the option on the date of grant. No option may be exercised more than 10 years after its date of grant. Payment of the exercise price may be made with cash, with previously owned Common Shares, by the delivery of cash by a broker-dealer in a cashless exercise or by a combination of these methods.

STOCK APPRECIATION RIGHTS. Three types of stock appreciation rights ("SARs") may be granted under the 2003 Plan:

          o    Affiliated SARS

          o    Tandem SARs

          o    Freestanding SARs

An "Affiliated SAR" is an SAR that is granted in connection with a related option and is automatically deemed to be exercised at the same time as the related option is exercised. A "Tandem SAR" is an SAR that is granted in connection with a related option and may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. The exercise of a Tandem SAR, unlike the exercise of an Affiliated SAR, reduces the number of shares subject to the related option. A "Freestanding SAR" is an SAR that is granted independently of any stock option. Freestanding SARs are exercisable at such time as the Committee determines.

The exercise price of each Freestanding SAR must be not less than 100 percent of the fair market value of a Common Share on the date of grant and the exercise price of an Affiliated SAR or a Tandem SAR must be equal to the exercise price of the option to which such SAR relates. A holder of an SAR is entitled on exercise to receive a number of Common Shares, cash or a combination thereof, as determined by the Committee, that is equal in value to the amount by which the fair market value of one Common Share on the exercise date exceeds the exercise price multiplied by the number of Common Shares with respect to which the SAR is exercised.

RESTRICTED STOCK. The 2003 Plan also authorizes the Committee to grant shares of "Restricted Stock" to participants. Generally, Restricted Stock grants will be subject to a minimum three-year vesting period and also will be subject to other restrictions imposed by the Committee, such as the achievement of specific Horizon or individual performance goals. The Committee will condition grants of Restricted Stock to Covered Employees on the achievement of certain performance goals so that such grants qualify as "performance-based compensation" under
Section 162(m) of the Code. The performance goals for Covered Employees will be based on the return on equity, net income, return on assets or a combination of two or more of these measures.

Each grant of Restricted Stock will be evidenced by a restricted stock agreement that specifies the period of restriction, the number of shares of Restricted Stock granted and such other provisions as the Committee determines. Generally, all rights with respect to the Restricted Stock will be exercisable only during the participant's lifetime and only by the participant. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. During the period of restriction, participants holding Restricted Stock may exercise full voting rights with respect to the shares. Upon the lapse of the applicable period of restriction, the shares of Restricted Stock will become transferable.

PERFORMANCE UNITS AND PERFORMANCE SHARES. The 2003 Plan also authorizes the Committee to grant "Performance Units" and "Performance Shares." Performance Units or Performance Shares provide that if the specified performance goals set by the Committee at the time of grant are achieved over the period of time specified by the Committee (the "Performance Period"), the participant will receive the value of the Performance Units or Performance Shares. Payments may be made in Common Shares, cash or a combination thereof, as determined by the Committee. For purposes of qualifying grants of Performance Units and Performance Shares as "performance-based compensation" under Code Section 162(m), the applicable performance goal will be based on return on equity, net income, return on assets or a combination of these measures.

LIMITS ON TRANSFERABILITY AND EXERCISABILITY. No award may be sold, transferred, assigned, pledged or hypothecated, other than by will or the laws of descent and distribution. During a participant's lifetime, all rights to an award will be exercisable only by the participant. Options and SARs will be exercisable at such times as the Committee determines and specifies in the applicable award agreement. In the discretion of the Committee, however, nonqualified options may be transferred to immediate family members, to trusts for the benefit of immediate family members or partnerships or limited liability companies in which the participant and/or the immediate family members are the only equity owners.

AMENDMENT AND DISCONTINUANCE. The Board of Directors may amend, alter or discontinue the 2003 Plan, subject to certain restrictions. Generally, the Board may not make any amendment, alteration or discontinuance that would adversely affect any outstanding award unless the participant consents in writing. The Committee may modify or adjust an award, however, if necessary to avoid a material charge or expense to Horizon, to cause the 2003 Plan to comply with applicable law or to permit Horizon to claim a tax deduction. Shareholder approval is required for any supplement, amendment or alteration to the 2003 Plan or to an award agreement that would increase the number of Common Shares subject to the 2003 Plan or increase the maximum number of options, SARs, shares of Restricted Stock, Performance Units or Performance Shares that may be awarded to an individual participant. (Shareholder approval is not required for adjustments authorized in the 2003 Plan to reflect stock dividends and splits, recapitalizations and similar changes.)

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the federal income tax provisions currently applicable to options, SARs, Restricted Stock, Performance Units and Performance Shares granted under the 2003 Plan. The laws that govern the tax aspects of awards under the 2003 Plan are highly technical and are subject to change.

NONQUALIFIED OPTIONS AND SARS

A participant will not recognize any taxable income upon the grant of a nonqualified option (with or without a Tandem or Affiliated SAR). On the exercise of a nonqualified option, the participant will recognize ordinary income equal to the excess of the fair market value of the Common Shares acquired on the exercise of the nonqualified option over the purchase price (the "spread"). On the exercise of an SAR, the participant will recognize ordinary income equal to amount received upon the exercise of the SAR. The amount of the spread and the amount of compensation paid to the participant will be the fair market value of the Common Shares on the date of exercise. A participant who is subject to the six-month short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally executive officers), however, may elect to have the fair market value determined at the expiration of the six-month period. Any such election (a "Section 83(b) election") must be made and filed with the Internal Revenue Service within 30 days after the election in accordance with the Income Tax Regulations under Code Section 83(b). Horizon generally will be entitled to a federal income tax deduction in an amount equal to the compensation income recognized by the participant.

INCENTIVE STOCK OPTIONS

A participant will not recognize taxable income on the grant or exercise of an incentive stock option. The spread at the time of exercise, however, will constitute a tax preference item in determining whether the participant is liable for the alternative minimum tax. Such alternative minimum tax may be payable even though the participant does not receive any cash upon the exercise of the incentive stock option with which to pay such tax. Upon the sale of shares acquired pursuant to the exercise of an incentive stock option after the later of (i) two years from the date of grant of the incentive stock option, or
(ii) one year after the date of exercise (the "ISO Holding Period"), the participant will recognize capital gain or loss, as the case may be, measured by the difference between the net sales proceeds received on the sale and the exercise price. Horizon is not entitled to any tax deduction by reason of the grant or exercise of an incentive stock option, or by reason of a disposition of stock received upon exercise of an incentive stock option, if the ISO Holding Period is satisfied. Different rules apply if the participant disposes of the shares before the expiration of the ISO Holding Period. If the options exercisable for the first time by a participant during any calendar year have a fair market value in excess of $100,000, those options will be treated as nonqualified options and will be subject to the same tax treatment as nonqualified options, as discussed above.

RESTRICTED STOCK

A participant who receives an award of Restricted Stock may make a Section 83(b) election to have the award taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares granted will be taxed as capital gain (or loss) on the later sale of the shares. If the participant does not make a Section 83(b) election, the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares lapse. Any dividends paid on Restricted Stock are compensation income to the participant. Horizon is generally entitled to a tax deduction for any compensation income taxed to the participant, subject to the provisions of Code Section 162(m).

PERFORMANCE UNITS AND PERFORMANCE SHARES

A participant who receives an award of Performance Shares or Performance Units also may make a Section 83(b) election to have the award taxed as compensation income at the date of receipt with the same result as described above under "Restricted Stock." If the participant does not make the Section 83(b) election, he or she will not recognize taxable income until the Performance Units or Performance Shares vest and the participant receives stock and/or cash distributed in payment of the award. At that time, the participant must recognize income, which is taxed as compensation in an amount equal to the fair market value of the shares delivered and/or the amount of cash paid. Horizon generally will be allowed a corresponding tax deduction equal to the compensation taxable to the participant, subject to the provisions of Code
Section 162(m).

                                NEW PLAN BENEFITS

Since awards under the 2003 Plan are within the discretion of the Committee, it is not possible at this time to determine the benefits or amounts that will be received by or allocated to the persons eligible to participate in the 2003 Plan.


                                   PROPOSAL 3

                        AUTHORIZATION OF PREFERRED SHARES

The third matter to be acted upon at the Annual Meeting is the amendment of
Article V of Horizon's Articles of Incorporation to authorize one million Preferred Shares. On January 21, 2003, the Horizon Board of Directors unanimously approved, subject to shareholder approval, the authorization of the Preferred Shares.

Horizon's current Articles of Incorporation (the "Current Articles") authorize the issuance of 15 million Common Shares. The proposed amendment will increase the number of authorized shares from 15 million to 16 million and designate the additional one million shares as "Preferred Shares." The Board of Directors will have the sole authority to establish the relative rights, preferences, restrictions and limitations of the Preferred Shares if and when they are issued, including, but not limited to, price, voting rights, dividend rights, liquidation rights and redemption rights.

As explained below, the Board of Directors believes that it is in the best interests of Horizon to increase the authorized capital stock and to authorize the Preferred Shares. The full text of the proposed amendment is in Article 5 to the Amended and Restated Articles of Incorporation attached as Appendix C to this Proxy Statement (the "Proposed Articles").

                  SHAREHOLDER APPROVAL AND BOARD RECOMMENDATION

The authorization of Preferred Shares will be approved if more Common Shares are voted in favor of the proposal than against it. If the shareholders approve the authorization of Preferred Shares, it will become effective on the date of filing with the Indiana Secretary of State.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
     THE PROPOSAL TO AUTHORIZE PREFERRED SHARES (ITEM 3 ON THE PROXY CARD).


                      REASONS FOR PREFERRED SHARE PROPOSAL

Horizon has proposed the authorization of the Preferred Shares to provide it with increased financial flexibility by providing for additional ways to raise capital. For example, Preferred Shares could be issued in public or private sales as a means of obtaining additional capital for use in Horizon's business and operations and also could be used as consideration for acquisitions. The Preferred Shares, like any currently unissued Common Shares, will be available for issuance by the Board of Directors for any proper corporate purpose. Preferred Shares, subject to certain limits imposed by Nasdaq, could be issued without shareholder approval and without first offering them to existing shareholders.


The Board of Directors is not proposing the Preferred Shares for anti-takeover purposes and is not aware of any effort by a third party to accumulate Common Shares or otherwise obtain control of Horizon. Horizon is not presently negotiating with anyone concerning the issuance or use of any of the Preferred Shares and has no present arrangements, understanding or plans concerning the issuance or use of any of the Preferred Shares.

Preferred Shares could be issued however, in a manner that might have the effect of discouraging or making it more difficult for a third party to acquire control of Horizon (by means of a merger, tender offer, proxy contest or otherwise) that is not favored by the Board of Directors, and as a result, protects the continuity of present management. For example, without further shareholder approval, the Board of Directors could strategically sell Preferred Shares in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Issuances of Preferred Shares also could be used to dilute the stock ownership of persons seeking to obtain control of Horizon.

Many of these results, however, could also be achieved by using Horizon's currently available Common Shares or through other currently available means without using the Preferred Shares or obtaining shareholder approval. Additionally, Nasdaq rules generally prohibit the issuance of new shares that disparately reduce or restrict the voting rights of existing shareholders, and this would generally prohibit issuing Preferred Shares with super-majority voting rights. Furthermore, Nasdaq rules require shareholder approval if Horizon proposes to issue Preferred Shares that will result in a change in control of Horizon, and prior shareholder approval is also required if Preferred Shares constituting 20 percent or more of the voting power of Horizon (after conversion to Common Shares) are to be issued at less than fair market value.

The proposed amendment is not part of a plan by Horizon's Board of Directors to propose a series of new anti-takeover measures, and the Board of Directors does not presently intend to propose additional anti-takeover measures in future proxy solicitations. As addressed in Proposal 4 below, Horizon is proposing to adopt a few other changes to its Current Articles that may have anti-takeover effects. Those provisions and the provisions contained in the Current Articles that could have an anti-takeover effect are discussed in Proposal 4 below.


                                   PROPOSAL 4

                                   APPROVAL OF
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

The fourth matter to be acted upon at the Annual Meeting is to approve the Proposed Articles. The Proposed Articles make changes designed to reflect current Indiana corporate law (referred to as the Indiana Business Corporation Law or the "IBCL") and make certain other changes. The Board of Directors believes that the adoption of the Proposed Articles is in the best interests of Horizon and its shareholders. A summary of the provisions of the Proposed Articles is provided below. Because not every change to the Articles is described in this Proxy Statement, shareholders are strongly encouraged to read the complete text of the Proposed Articles, which is set forth in Appendix C to this Proxy Statement.

                  SHAREHOLDER APPROVAL AND BOARD RECOMMENDATION

The affirmative vote of the holders of 70 percent or more of the Common Shares entitled to vote on this proposal is necessary to approve the Amended and Restated Articles of Incorporation. If the shareholders approve this proposal, it will become effective on the date upon which the Proposed Articles are filed with the Indiana Secretary of State.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
             PROPOSAL 4 TO ADOPT THE AMENDED AND RESTATED ARTICLES
                    OF INCORPORATION (ITEM 4 ON PROXY CARD).


                          SUMMARY OF PROPOSED ARTICLES

The following is a summary of those provisions of the Proposed Articles that management believes represent material and substantive changes from the Current Articles and a comparison of those provisions with the Current Articles and, in some instances, the provisions of the IBCL.

                CHANGES TO REFLECT CURRENT INDIANA CORPORATE LAW

The Current Articles were adopted prior to 1986. In 1986, the corporation law of Indiana was substantially revised and modernized, and the Current Articles have not been updated to reflect all the changes reflected in current Indiana corporate law.

In summary, in addition to the authorization of Preferred Shares discussed above, the Proposed Articles do the following:

          1. Replace the existing "Business Combination" provisions with new provisions (Article 8) that allow Horizon more flexibility and incorporate many of the business combination provisions of the IBCL.

          2. Revise the director removal provisions (Section 6.4) to also allow directors to be removed with cause by the affirmative vote of two-thirds or more of the other directors.

          3. Revise the provisions governing conflict of interest transactions (Section 6.5) to (i) eliminate Board approval for transactions involving employees who are not directors, and (ii) allow all the methods for approving these types of transactions that are authorized by the IBCL.

          4. Update the indemnification provisions (Article 7) and provide that indemnification of employees is no longer mandatory.

The following is a discussion of these four revisions.

               1. PROPOSED AMENDMENT TO BUSINESS COMBINATION PROVISIONS

CURRENT PROVISIONS APPLICABLE TO HORIZON

         INDIANA LAW

Subject to certain limited exceptions, the IBCL provides that Indiana corporations with 100 or more shareholders (like Horizon) may not engage in certain "business combinations" with persons who are 10 percent or greater shareholders (a "Related Person") for five years after the Related Person obtained his 10 percent or greater ownership interest. For these purposes, a "business combination" generally includes mergers, sales of asset, disproportionate issuances of stock or dividends, liquidations, and recapitalizations.

These provisions of Indiana law automatically apply to Horizon unless Horizon amends its Articles of Incorporation to elect not to be governed by them. The Current Articles of Horizon do not "opt out" of this law. The purpose of this law is to prohibit a 10 percent or greater shareholder from forcing Horizon to engage in a transaction that is not first approved by the Board of Directors and shareholders of Horizon. As a result, this is an anti-takeover measure that Indiana law automatically imposes.

One exception to this prohibition on business combinations is if Horizon's Board of Directors (by a majority vote) approves the acquisition of the greater-than-10-percent interest by the Related Person or approves the proposed business combination in advance of the Related Person acquiring the shares. If this prior approval is not obtained, the Related Person may not subsequently consummate a business combination with Horizon for five years.

After such five year period, a business combination may only be consummated between Horizon and a Related Person if:

          (a) The business combination is approved by at least a majority of the other shareholders, or

          (b)  The business combination meets all of the following criteria:

               (i) the price to be paid for shares in the business combination is equal to the higher of (A) the highest per share price paid by the Related Person for his shares during the last five years, or (B) the market value per common share, and

               (ii) the consideration to be received by the other shareholders of Horizon is in cash or the same form of consideration as the Related Person used to acquire the largest number of his shares, and

               (iii) the Related Person has not acquired additional voting securities of Horizon since he initially became a Related Person, except for situations where all other shareholders of Horizon increased their share ownership, and

               (iv) all of the other shareholders of Horizon are entitled to participate in the business combination.


         BUSINESS COMBINATION PROVISIONS IN CURRENT ARTICLES

As previously discussed, the business combination provisions of the IBCL were put in place in 1986 when Indiana corporate law was substantially modernized and updated. Prior to that time, a provision governing business combinations was included in the Current Articles as Section 11 of Article IX. Those provisions require the affirmative vote of the holders of not less than 70 percent of the outstanding Common Shares to approve certain business combinations if the business combination:

          (1) has not been recommended by at least 70 percent of Horizon's directors, or

          (2) is proposed by a person who holds 10 percent or more of the then-outstanding Common Shares, and such proposal does not offer all other shareholders the highest percent over book value paid by such person for his shares.

The Current Articles require the affirmative vote of a majority of the outstanding Common Shares to approve all other types of business combinations and also provide that the business combination provisions may not be amended except by the vote of at least 70 percent of the total number of shares of Horizon entitled to vote on the matter.

These provisions were intended to accomplish essentially the same goals that are now covered by the business combination provisions of the IBCL. However, the business combination provisions in the Current Articles contain the following significant differences from Indiana law:

          o The provisions in the Current Articles apply to all "business combinations" (as defined in the Current Articles), and therefore, are not limited to transactions with 10 percent shareholders.

          o The term "business combination" is defined in the Current Articles to include mergers or consolidations of Horizon with or into another corporation, and the sale or other disposition of a material part of the assets of Horizon or any of its subsidiaries. The term "business combination" is defined under Indiana law to include such other things as disproportionate stock issuances, dividends and recapitalizations and does not include sales of assets of subsidiaries.

          o The Current Articles require at least 70 percent shareholder approval for business combinations (i) that are not approved by at least 70 percent of Horizon's Board or (ii) which involve a Related Person who does not propose to pay to the other shareholders of Horizon the highest price he paid for his shares. For all other business combinations, majority shareholder approval is required. Indiana law only requires majority board and shareholder approval.


Since the business combination provisions of the IBCL automatically became applicable to Horizon in 1986, Horizon is now currently subject to two different sets of requirements with respect to business combinations that are difficult to apply collectively and may be more restrictive than necessary.

         BUSINESS COMBINATION PROVISIONS IN PROPOSED ARTICLES

The Proposed Articles (i) eliminate the business combination provisions currently contained in the Current Articles, (ii) state that Horizon will not be subject to the business combination provisions of the IBCL, and (iii) adopt new business combination provisions that management believes combine the best aspects of the Current Articles and IBCL provisions.

Specifically, the provisions in Article 8 of the Proposed Articles:

          (1) Eliminate the absolute five-year ban on business combinations with Related Persons mandated by the IBCL,

          (2) Restrict business combinations with all subsidiaries of Horizon to the same extent as Horizon but only to the extent they involve Related Persons, and

          (3) Allow the "continuing directors" to approve a business combination by a two-thirds vote. For these purposes, a "continuing director" means a director who is serving as a director before the Related Person acquired a 10 percent or greater interest in Horizon.

Proposed Article 8 also adopts a new definition of "Business Combination" as:

          (1)  A sale of assets by Horizon or any subsidiary to a Related
               Person;

          (2) The purchase of assets by Horizon or a subsidiary from any Related Person;

          (3)  A merger of Horizon or a subsidiary with the Related Person;

          (4) A reclassification or recapitalization or other transaction increasing a Related Person's percentage ownership of voting shares of Horizon or a liquidation, stock split or similar transaction except when such transaction is approved by a majority of the directors; and

          (5) An acquisition of additional voting shares of Horizon by a Related Person.

In addition to restricting these transactions with Related Persons, the Proposed Articles also impose these restrictions on affiliates of a Related Person.

Under proposed Article 8, a Business Combination with a Related Person requires the approval of 70 percent of all shareholders and a majority of the independent, disinterested shareholders. An exception to this is that two-third shareholder approval will be required if all of the following conditions are met:

          (1) The price to be paid in the Business Combination is essentially the same as the price paid by the Related Person for acquiring the majority of its shares;

          (2) The same type and form of consideration is paid for shares in the Business Combination as was paid by the Related Person for his shares;

          (3) The number of continuing directors on the Board remains at least proportionate to the ratio that the number of voting shares not held by the Related Person bears to the total number of voting shares outstanding;

          (4) No additional shares have been acquired by the Related Person since it became a Related Person;

          (5) The Related Person has not received the benefit of any loans, guarantees or similar financial incentives from Horizon or any of its subsidiaries;

          (6) The Related Person has not caused any change in the business or capital structure of Horizon; and

          (7) A proxy statement meeting the requirements of Section 14 of the Securities and Exchange Act of 1934 is circulated to the shareholders in connection with the Business Combination.

The preceding super-majority shareholder approvals will not be required under the Proposed Articles if the Business Combination is approved by at least a two-thirds vote of the continuing directors. However, in most instances involving mergers and sales of assets, majority shareholder approval will be required as a matter of law regardless of whether the transaction qualifies as a "Business Combination" and regardless of whether it involves a Related Person.

The requirements set forth in items (1), (2) and (4) directly above are substantially similar to requirements in either the IBCL or the Current Articles, and therefore, do not represent material changes from existing provisions. However, items (3), (5) and (6) are new requirements intended to further protect Horizon and provide additional means for measuring whether a Related Person is actually exercising control over Horizon. Item (7) is a new express requirement but would generally be required as a matter of law in most transactions.

The IBCL provides that an amendment to a corporation's articles of incorporation to elect not to be governed by the business combination provisions of the IBCL does not become effective for 18 months after shareholder approval and is also not effective with respect to business combinations involving Related Persons who acquired their 10 percent ownership prior to the date the amendment became effective. Therefore, if the Proposed Articles are approved at the Annual Meeting, the proposed business combination provisions will not become effective until November 9, 2004. Until such time, the business combination provisions of the IBCL will continue to apply as they do now.

POTENTIAL ANTI-TAKEOVER EFFECT OF BUSINESS COMBINATION PROVISIONS

Since business combination provisions such as those in the Current Articles and the Proposed Articles render more difficult the accomplishment of mergers, other business combinations and assumptions of control by a principal shareholder, they are considered anti-takeover provisions. The proposed business combination provisions, like the business combination provisions in the Current Articles and under the IBCL, may also have the effect of making the removal of current management more difficult. Since the current directors and executive officers beneficially own 10.8 percent of the outstanding Common Shares, the proposed requirement of a 70 percent shareholder vote may make it easier for management to obtain the vote necessary to defeat a proposed Business Combination. Management did not propose the changes with the intent of making a change in control more difficult. As stated above, the primary motivation for the proposed changes to the business combination provisions was to eliminate the current provisions (which are not the same as the default provisions set forth in the IBCL) and to opt out of the five-year absolute prohibition on transactions which is imposed by the IBCL.

Horizon believes that it is in its best interests and its shareholders to encourage potential acquirers to negotiate directly with Horizon's Board of Directors and that these provisions do and will continue to encourage such negotiations and discourage non-negotiated takeover attempts. It is also the view of Horizon's Board of Directors that these provisions should not discourage persons from proposing a merger or other transaction at prices reflective of the true value of Horizon and that is in the best interest of all shareholders.

These provisions may, however, also have the effect of discouraging a future takeover attempt that is not approved by Horizon's Board of Directors, but pursuant to which shareholders may receive a premium for their shares over the then current market prices. Such provisions would also render the removal of the Board of Directors and management more difficult.


                          2. DIRECTOR REMOVAL PROVISION

The Current Articles provide that a director may be removed from office at any time without cause by the affirmative vote of the holders of at least 70 percent of all outstanding Common Shares entitled to vote for the election of directors. The Current Articles also provide that a director may be removed with cause by the affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote on the election of directors at a meeting called for that purpose. For these purposes, "cause" is defined as (i) the conviction of a felony, or (ii) the director being found guilty of negligence or misconduct in the performance of his duties in a manner of substantial importance to Horizon.

Indiana law states that directors may be removed, with or without cause, by majority vote of the other directors or the shareholders and in any other manner set forth in the articles of incorporation.

The director removal provisions in the Proposed Articles (Section 6.4) will also allow directors to be removed with cause if such removal is approved by two-thirds or more of the other directors. Furthermore, the proposed amendment to this section will eliminate the requirement in paragraph (ii) of the definition of "cause" that the matter be of "substantial importance" to Horizon before a director could be considered for removal. Horizon believes this creates a lower standard for removal of directors and eliminates an otherwise ambiguous provision. Under both the Current Articles and the Proposed Articles, the director removal provisions may only be altered, amended or repealed by the affirmative vote of at least 70 percent of the Common Shares entitled to vote on the matter.

The provisions in the Current Articles could have an anti-takeover effect by making director removal more difficult than otherwise required by Indiana law. Although this change provides an additional ways in which directors may be removed, it still requires cause before removal.

Horizon believes the proposed changes will provide greater flexibility in the management and operation of Horizon. Particularly, management does not believe it is necessary to call a special shareholders meeting to decide upon the removal of a director who has engaged in conduct that calls into question his ability to continue to serve on the Board of Directors or that impairs the functioning of the Board or the reputation of Horizon.


                        3. DIRECTOR CONFLICTS OF INTEREST

The Current Articles provide that contracts and transactions between Horizon (or a subsidiary of Horizon) and Horizon's directors, officers or employees (or any firm in which Horizon's directors, officers or employees have an interest), shall be valid and binding if the fact of the director's, officer's or employee's interest is disclosed or known to the Board of Directors and the Board approves such contract or transaction. Board approval must be made by a majority vote of the directors who do not have an interest in the contract or transaction.

The Proposed Articles (Section 6.5) revise the provisions to reflect current Indiana law. The revised conflict of interest provisions will only apply to transactions between Horizon and its directors (or other corporations in which a director has an interest), and will no longer apply to transactions between Horizon and employees, including officers.

The revised provisions (and current Indiana law) provide that a conflict of interest transaction is not voidable solely because of a director's interest in a transaction if any one of the following is true:

          (1) The material facts of the transaction and the director's interest were disclosed or known to the Board of Directors (or a committee of the Board of Directors) and the Board of Directors (or committee) authorized, approved, or ratified the transaction, or

          (2) The material facts of the transaction and the director's interest were disclosed or known to the shareholders entitled to vote on the transaction and they authorized, approved, or ratified the transaction, or

          (3)  The transaction was fair to Horizon.

The Proposed Articles provide that a conflict of interest transaction is authorized, approved or ratified if it receives the affirmative vote of a majority of the directors who do not have any direct or indirect interest in the transaction but a transaction may not be authorized, approved or ratified by a single director. This is the same disinterested director approval requirement that is contained in the Current Articles. However, the provisions of the Proposed Articles also will allow shareholders, by majority vote, to approve such transactions. This will generally only occur if a disinterested quorum of directors cannot be obtained. The Proposed Articles also eliminate the express requirement that all transactions be approved in advance if they are determined to be "fair" to Horizon.

Horizon is proposing the changes to this section to bring the requirements into compliance with current Indiana law and to allow for additional ways to approve such transactions such as through a majority vote of the shareholders. Although the new provision may technically allow for additional transactions between Horizon and directors or officers, Horizon believes the provisions in the Proposed Articles and restrictions under federal and state banking laws provide sufficient safeguards for these purposes.


                               4. INDEMNIFICATION

INDEMNIFICATION PROVISIONS IN CURRENT ARTICLES

The Current Articles provide for mandatory indemnification of directors, officers and employees of Horizon against any liability and expense they incur resulting from any claim, action, suit or proceeding if they:

               (i) are wholly successful with respect to such claim, action, suit or proceeding, or

               (ii) acted in good faith in what they reasonably believed to be in, or not opposed to, the best interests of Horizon.

The Board of Directors has discretion for indemnification in all other circumstances. The Current Articles also provide that Horizon has discretion to undertake the defense of a matter or advance expenses to directors, officers and employees if they provide a written statement to Horizon agreeing to repay the advances if it is ultimately determined that they are not entitled to indemnification.

INDEMNIFICATION PROVISIONS IN PROPOSED ARTICLES

The indemnification provisions in the Proposed Articles have been updated to reflect the current provisions of the IBCL, and they change the requirements for mandatory indemnification so that they only apply to directors and officers. In the future, indemnification of employees and other agents of Horizon will be at the discretion of the Board of Directors.

An officer or director will be eligible for indemnification under the Proposed Articles generally to the same extent as under the Current Articles. That is, he or she must have acted (or failed to take action) in good faith and in what he or she believed to be in Horizon's best interest. In the event employees and agents are to be considered for indemnification, they must satisfy the same standard.

Like the Current Articles, the indemnification provisions in the Proposed Articles state that an officer or director will automatically be entitled to indemnification if he or she is wholly successful on the merits in the defense of any such proceeding. Additionally, the indemnification provisions in the Proposed Articles extend indemnification protection to officers and directors who are serving in fiduciary capacities with respect to employee benefit plans of Horizon. This was implied, but not expressly stated, in the indemnification provisions in the Current Articles.

The Proposed Articles also expand the ways in which indemnification can be approved by Horizon. The Current Articles only permit an indemnification determination to be made by the disinterested directors. The Proposed Articles also permit indemnification pursuant to a majority vote of the shareholders or a majority vote of a committee of the Board of Directors if a quorum of directors is not otherwise obtainable.

The Current Articles also contain a less stringent standard for the advancement of expenses than the Indiana statute. The Proposed Articles state that a director or officer shall only be entitled to advances in connection with a proceeding if, in addition to agreeing to repay advances, (i) he or she also provides a written statement that he or she has met the standard of care set forth in the Articles, and (ii) there has been a determination by the Board of Directors (or shareholders) that they believe he or she has also met the standard of care.

Finally, the Proposed Articles also provide for an express procedure for notifying Horizon of a claim for indemnification and a procedure and time schedule for making indemnification determinations and paying indemnification amounts.

Even though the IBCL indemnification provisions are not required to be adopted in their entirety, Horizon believes the indemnification provisions in the Proposed Articles more closely reflect current practices among other similar publicly traded companies and provide more parameters and guidelines for the directors and shareholders of Horizon to determine when, and under what circumstances, indemnification should be permitted.

  POTENTIAL ANTI-TAKEOVER PROVISIONS IN THE HORIZON ARTICLES OF INCORPORATION

Certain existing provisions of the Current Articles may be viewed as having an "anti-takeover" effect in that they may reduce Horizon's vulnerability to hostile takeover attempts and certain other transactions that have not been negotiated with, and approved by, Horizon's Board of Directors.

CLASSIFICATION OF THE BOARD OF DIRECTORS. The Board of Directors is divided into three classes, and the directors are elected by classes to three-year terms. One-third of the directors are elected at each Annual Meeting of Shareholders. This is referred to as a "staggered board" or "classified board." Although it promotes stability and continuity of the Board of Directors, classification of the Board of Directors, together with the fact that the holders of Common Shares do not have cumulative voting rights in the election of directors, may have the effect of decreasing the number of directors that could otherwise be elected by anyone who obtains a controlling interest in the Common Shares and thereby could impede a change in control of Horizon or discourage certain offers, including possibly some offers that shareholders may feel would be in their best interests. Because of the additional time required to change control of the Board of Directors, a classified Board of Directors also tends to perpetuate present management.

SUPER-MAJORITY VOTING. Under Indiana law, articles of incorporation generally may be amended if the amendment is approved by the board of directors and if the holders of more of the outstanding common shares of the corporation approve of the amendment than those not approving of the amendment. The provisions in Horizon's Current Articles dealing with the staggered board, the removal of directors and business combinations require that they may be amended only upon receiving the affirmative vote of the holders of 70 percent or more of the outstanding Common Shares.


                         INDEPENDENT PUBLIC ACCOUNTANTS

BKD, LLP, the successor to Olive, LLP, served as Horizon's independent auditors for 2002. The services performed by BKD, LLP in this capacity included conducting an examination in accordance with generally accepted auditing standards of, and expressing an opinion on, Horizon's 2002 consolidated financial statements. The Board of Directors has selected BKD, LLP as the Independent Public Accountants for the year ending December 31, 2003. It is expected that representatives of BKD, LLP will be present at the Annual Meeting, may address the shareholders if they desire to do so and will be available to answer any questions.

BKD, LLP's fees for the calendar year 2002 audit and review of Forms 10-Q were $63,880 of which an aggregate amount of $18,730 had been billed through December 31, 2002. BKD, LLP did not render any services related to financial systems design and implementation for the year ended December 31, 2002. Fees for non-audit services were $65,345 for the year ended December 31, 2002.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers and directors of Horizon and owners of more than 10 percent of the Common Shares are required to file reports of their ownership and changes in their ownership of Common Shares with the Securities and Exchange Commission. Copies of these reports also must be furnished to Horizon. Based solely upon a review of copies furnished to Horizon through the date of this Proxy Statement or written representations that no reports were required, Horizon believes that its executive officers, directors and 10 percent shareholders complied with the 2002 filing requirements, except for Robert C. Dabagia who inadvertently was late in reporting on Form 5 the purchase of three shares for cash under the Dividend Reinvestment and Stock Purchase Plan.

                                    EXPENSES

In addition to solicitation by mail, proxies may be solicited personally or by telephone or facsimile or electronic mail, by certain directors, officers and employees of Horizon, the Bank and the Bank's subsidiaries, who will not be specially compensated for such solicitation. In addition, Horizon has retained Regan & Associates, Inc., New York, New York, to assist in the solicitation of proxies for a fee of $15,000. Horizon will bear all expenses in connection with the solicitation of proxies.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Any shareholder who wishes to have a proposal considered for inclusion in Horizon's Proxy Statement for the 2004 Annual Meeting of Shareholders must submit the proposal in writing so that Horizon receives it by December 4, 2003. Proposals should be addressed to Horizon's Secretary, 515 Franklin Square, Michigan City, Indiana 46360. Horizon's Amended and Restated Bylaws also provide that a shareholder wishing to nominate a candidate for election as a director or to have any other matter considered by the shareholders at the Annual Meeting must give Horizon written notice of the nomination not fewer than 120 days in advance of the date the Horizon Proxy Statement was released to shareholders in connection with the previous year's Annual Meeting, which release date for the 2003 Annual Meeting is expected to be on or about April 3, 2003. Shareholder nominations must include the detailed information about the nominee required by the Bylaws and also must comply with the other requirements set forth in the Bylaws. Proposals to bring other matters before the shareholders shall include a brief description of the proposal and the other information required by the Bylaws. Shareholders who wish to nominate candidates or to bring other proposals before the Annual Meeting must submit the proposals in writing to Horizon's Secretary no later than December 4, 2003. Copies of the Bylaws are available to shareholders from Horizon's Secretary free of charge upon request.

                                  OTHER MATTERS

Management knows of no matters, other than those reported above, that are to be brought before the Annual Meeting. The enclosed proxy confers discretionary authority on the proxies to vote on any other business that may properly come before the Annual Meeting. It is the intention of the persons named in the proxy to vote in their discretion on any such matter.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than Horizon, we relied upon information furnished by others for the accuracy and completeness thereof.

WE STRONGLY URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT THE EARLIEST POSSIBLE DATE EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.



                                                     Lawrence J. Mazur
                                                     Secretary
Michigan City, Indiana
April 3, 2003

                            AVAILABILITY OF FORM 10-K

A COPY OF HORIZON'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO MARY MCCOLL, SHAREHOLDER RELATIONS, AT 515 FRANKLIN SQUARE, MICHIGAN CITY, INDIANA 46360. THE FORM 10-K AND HORIZON'S OTHER SEC FILINGS ALSO ARE AVAILABLE ONLINE IN THE SEC'S EDGAR DATABASE AT www.sec.gov.

                                   APPENDIX A

                                 HORIZON BANCORP

                   BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER

I.       PURPOSE

The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of Horizon Bancorp ("Horizon" or the "Company"). The primary function of the Committee is to assist the Board in fulfilling its general oversight responsibilities by reviewing:

      1. The financial information that will be provided to shareholders, governmental or regulatory bodies, the public, and others;

      2.    Horizon's auditing, accounting, and financial reporting processes;

      3. Horizon's systems of internal controls related to finance, accounting, legal compliance, regulatory compliance and ethics that management and the Board have established; and

      4.    the audit process.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and foster adherence to, the Company's policies, procedures, and practices at all levels.

The Committee's primary duties and responsibilities are to:

      1. Serve as an independent and objective party to monitor Horizon's financial reporting processes and internal control systems;

      2. Review and appraise the audit efforts of Horizon's independent accountants and the internal auditors; and

      3. Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditors, and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, in its discretion, has the authority to initiate special investigations into any matters within the Committee's scope of responsibilities, and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee in fulfilling its obligations under this Charter. The Committee has full authority to seek any information it requires from the Company and may meet with officers, employees, external counsel and auditors and accountants as necessary. The Committee also may perform such other activities consistent with this Charter, the Company's Articles and Bylaws and governing law, as the Committee or the Board may deem necessary or appropriate.

II.      COMPOSITION

The Committee shall be comprised of three or more directors appointed by the Board. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors have been duly elected and have qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

Each member of the Committee shall satisfy the Nasdaq independence and experience requirements and the requirements of the Sarbanes-Oxley Act and all other applicable laws and regulations. All members of the

Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise necessary to qualify as a "financial expert" as such term is defined by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by Horizon or an outside consultant. The Committee shall not include any member who:

      o accepts consulting, advisory or other compensatory fees from the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, or

      o is an affiliated person of the Company or any subsidiary of the Company.

III.     MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed separately. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

In addition, the Committee, or at least the Chair of the Committee, should meet with the independent accountants and management, either in person or by phone, quarterly to review Horizon's financial statements. This review should be conducted prior to Horizon's 10-Q or 10-K filing. This discussion should include a discussion of significant adjustments, management judgments and accounting estimates, significant new accounting policies, and disagreements with management and the internal auditors and independent accountants.

IV.   RESPONSIBILITIES AND DUTIES

A.       OVERSIGHT OF INTERNAL AUDITORS AND INDEPENDENT ACCOUNTANTS

The Committee shall be directly and solely responsible for the appointment, compensation and oversight of the internal auditors and the independent accountants in compliance with all applicable requirements of Nasdaq and the SEC and with all other applicable laws and regulations. The internal auditors and independent accountants shall report directly to the Committee. The Committee shall have sole authority to replace, reassign or dismiss the internal auditors and independent accountants. In meeting its oversight responsibilities, the Committee shall:

      1. Provide an open avenue of communication among the internal auditors, the independent accountants, and the Board.

      2. Review the independence and performance of the internal auditors and independent accountants.

      3. Approve the fees and other compensation to be paid to the internal auditors, independent accountants and their affiliates.

      4. Obtain a formal written statement from the independent accountants periodically delineating all relationships between Horizon and the independent accountants. Engage in a dialogue with the independent accountants regarding any disclosed relationships and services that may impact their independence and recommend that the Board take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

      5. Pre-approve all audit and permitted non-audit services to be provided by the internal auditors and independent accountants.

            a.    Permissible non-audit services include tax services.

            b.    Impermissible non-audit services include the following:

                  i. Bookkeeping or other services related to the accounting records or financial statements of Horizon Bancorp and all subsidiaries and affiliates;

                  ii.   Financial information systems design and implementation;

                  iii. Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

                  iv.   Actuarial services;

                  v.    Management or human resource functions;

                  vi. Broker or dealer, investment adviser, or investment banking services;

                  vii. Legal services and expert services unrelated to the audit;

                  viii. Any service determined by regulation to be
                        impermissible; and

                  ix. Any other service that the Board or Committee determines to be impermissible.

      6. Review and approve the qualifications of the internal auditors with respect to specific areas within the audit plan.

B.       REVIEW PROCEDURES

In meeting its obligations under the rules and regulations imposed by Nasdaq and the SEC and by other applicable laws and regulations, the Committee shall:

      1. Review and reassess the adequacy of this Charter annually and submit any amendments to the Board for approval.

      2. Review with the independent accountant and internal auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

      3. Inquire of management, the internal auditor, and the independent accountant regarding significant risks or exposures and assess the steps management has taken to minimize such risk to Horizon.

      4. Consider, in consultation with the independent accountant and the internal auditor, the audit scope and plan of the internal auditors and the independent accountant. Determine if the internal auditors and independent accountants are utilizing a risk-based approach.

      5. Consider and review with the independent accountant and the internal auditor:

            a. the adequacy of the Horizon's internal controls, including computerized information system controls and security;

            b. Any related significant findings and recommendations of the independent accountants and internal auditors together with management responses thereto; and

            c. the status of previous audit recommendations and management's follow up on those recommendations.

      6. Review with management and the independent accountants at the completion of the annual audit:

            a.    The annual financial statements and related footnotes;

            b. the independent accountants' audit of the financial statements and their report thereon;

            c. any significant changes required in the independent accountants' audit plan;

            d. any serious difficulties or disputes with management encountered during the course of the audit; and

            e. other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards.

      7.    Review with management and the internal auditors:

            a. Internal audit reports to management prepared by the internal auditors, including significant findings and management's responses to those findings;

            b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information;

            c.    Any changes required in the planned scope of their audit plan;

            d.    Internal audit department budget and staffing; and

            e.    Internal audit policies and procedures.

      8. Review filings with the SEC and other published documents containing Horizon's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

      9. Review with management and the independent accountants the interim financial report before it is filed with the SEC and other regulators.

      10. Review with management, and if necessary, with Horizon's counsel, any legal matter that could have a significant impact on Horizon's financial statements.

      11. Review management's monitoring of Horizon's compliance with its ethical code of conduct.

      12. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

      13. Meet with Horizon's regulatory bodies to discuss the results of their examinations.

      14. Meet with the internal auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

      15. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

      16. Prepare a letter or footnote for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

      17. Perform such other functions as assigned by law, Horizon's Articles or Bylaws, or the Board.

      18. Advise financial management and the independent accountants that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

      19. Provide that financial management and the independent accountants discuss with the Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

      20. Determine as regards to new transactions or events, the internal auditors' and independent accountants' reasoning for the appropriateness of the accounting principles and disclosure practices adopted by Horizon.

      21. Establish procedures for the receipt, retention, monitoring and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

      22. Establish procedures for and monitor the confidential, anonymous submission by employees of Horizon and its affiliates of concerns regarding questionable accounting or auditing matters.

      23.   Review and approve all related-party transactions.

Although the Committee has the responsibilities and powers set forth in this Charter, the planning and conduct of audits and the determination of whether the Company's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles shall remain the responsibility of management and the internal auditors and independent accountants.

                                   APPENDIX B

                                 HORIZON BANCORP
                       2003 OMNIBUS EQUITY INCENTIVE PLAN

                                    SECTION 1
                              PURPOSE AND DURATION

         1.1. ESTABLISHMENT OF THE PLAN. Horizon Bancorp, an Indiana corporation, hereby establishes an equity-based incentive compensation plan to be known as the Horizon Bancorp 2003 Omnibus Equity Incentive Plan, set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares. This Plan and the grant of Awards hereunder are expressly conditioned upon the Plan's approval by the shareholders of the Company. The Plan is adopted effective as of February 1, 2003; however, no Options may be exercised and no other Award may be exercised or otherwise paid until the Plan has been approved by a majority of the Shares of the Company represented at the shareholder's meeting at which approval of the Plan is considered, as specified in Section 10.2.

         1.2. PURPOSES OF THE PLAN. The purposes of this Plan are to further the growth and financial success of the Company and its Affiliates by aligning the interests of the Participants, through the ownership of Shares and through other incentives, with the interests of the Company's shareholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.


                                    SECTION 2
                                   DEFINITIONS

         For purposes of this Plan, the following words and phrases will have the following meanings unless a different meaning is plainly required by the context:

         2.1. "1934 ACT" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder includes such section or regulation, any valid regulation promulgated under such section and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         2.2. "AFFILIATE" means any corporation or any other entity (including, but not limited to, partnerships, limited liability companies, joint ventures and Subsidiaries) controlling, controlled by or under common control with the Company.

         2.3. "AFFILIATED SAR" means a SAR that is granted in connection with a related Option, and that automatically will be deemed to be exercised at the same time that the related Option is exercised.

         2.4. "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units or Performance Shares.

         2.5. "AWARD AGREEMENT" means the written agreement which sets forth the terms and provisions applicable to each Award granted under this Plan.

         2.6. "BENEFICIARY" means the person or persons designated by a Participant to receive the benefits under this Plan, if any, which become payable as a result of the Participant's death.

         2.7. "BOARD" or "Board of Directors" means the Board of Directors of the Company serving at the time that this Plan is approved by the shareholders of the Company or thereafter.

         2.8. "CASHLESS EXERCISE" means, if there is a public market for the Shares, the payment of the Exercise Price of Options (a) through a "same day sale" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such stock to forward the Exercise Price directly to the Company, or (b) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

         2.9. "CAUSE" means, for purposes of determining whether and when a Participant has incurred a Termination of Service for Cause, any act or failure to act which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for "cause" as defined in such agreement or arrangement. In the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then "Cause" for purposes of this Plan will mean (i) the willful and continued failure of a Participant to perform his required duties as an Employee or Non-employee Director of the Company or any Subsidiary; (ii) any action by a Participant which involves willful misfeasance or gross negligence;
(iii) the requirement of or direction by a federal or state regulatory agency which has jurisdiction over the Company or any Subsidiary to terminate the employment of a Participant; (iv) the conviction of a Participant of the commission of any criminal offense which involves dishonesty or breach of trust; or (v) any intentional breach by a Participant of a material term, condition or covenant of any agreement between the Participant and the Company or any Subsidiary.

         2.10. "CHANGE IN CONTROL" will have the meaning assigned to such term in Section 12.2.

         2.11. "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future law, legislation or regulation amending, supplementing or superseding such section or regulation.

         2.12. "COMMITTEE" means the Compensation Committee of the Board, or such other committee appointed by the Board pursuant to Section 3.1 to administer this Plan, serving on the date that this Plan is approved by the shareholders of the Company or thereafter.

         2.13. "COMPANY" means Horizon Bancorp, an Indiana corporation and any successor thereto. With respect to the definition of Performance Goals, the Committee, in its sole discretion, may determine whether "Company" means Horizon Bancorp and its Subsidiaries on a consolidated basis.

         2.14. "COVERED EMPLOYEE" means an Employee who is a covered employee as defined in Code Section 162(m) (3).

         2.15. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

         2.16. "DISABILITY" means a disability as determined for purposes of the Federal Social Security Act which qualifies the Participant for permanent disability insurance payments in accordance with such Act. Disability for purposes of the Plan will not include any disability which is incurred while the Participant is on leave of absence because of military or similar service and for which a governmental pension is payable.

         2.17. "EFFECTIVE DATE" means February 1, 2003.

         2.18. "EMPLOYEE" means all employees of the Company or an Affiliate, whether such employees are employed on the date that this Plan is adopted by the Board or become employed subsequent to such approval.

         2.19. "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

         2.20. "FAIR MARKET VALUE" means the per share closing price for the Shares, as reported by the NASDAQ Stock Market or by such other exchange or market on which the Shares are then listed or regularly traded, determined as of the day on which the applicable Award is granted to a Participant.

         2.21. "FISCAL YEAR" means the annual accounting period of the Company.

         2.22. "FREESTANDING SAR" means a SAR that is granted independently of any Option.

         2.23. "GRANT DATE" means, with respect to any Award granted under this Plan, the date on which the Award was granted by the Committee, regardless if the Award Agreement to which the Award relates is executed subsequent to such date.

         2.24. "INCENTIVE STOCK OPTION" means an Option granted under this Plan to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Code Section 422.

         2.25. "NASD DEALER" means a broker-dealer who is a member of the National Association of Securities Dealers, Inc.

         2.26. "NON-EMPLOYEE DIRECTOR" means any individual who is a member of the Board of Directors and who is not an employee of the Company.

         2.27. "NONQUALIFIED STOCK OPTION" means an Option granted under this Plan to purchase Shares which is not an Incentive Stock Option.

         2.28. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

         2.29. "OPTION PERIOD" means the period during which an Option will be exercisable in accordance with the applicable Award Agreement and Section 6.

         2.30. "PARTICIPANT" means an Employee or Non-employee Director to whom an Award has been granted.

         2.31. "PERFORMANCE GOALS" means, except as otherwise provided in Sections 8.4.2 and 9.3.2, the goals determined by the Committee in its sole discretion to be applicable to a Participant with respect to an Award. As determined by the Committee in its sole discretion, the Performance Goals applicable to each Award granted under the Plan to a Participant who is not a Covered Employee, will provide for a targeted level or levels of financial achievement with respect to one or more of the following business criteria: (a) return on assets; (b) earnings before interest, taxes, depreciation and amortization (EBITDA); (c) net income; (d) total shareholder return; (e) return on equity; (f) Affiliate or division operating income; (g) pre- or after-tax income; (h) cash flow; (i) cash flow per share; (j) earnings per share (basic or diluted); (k) return on invested capital; (l) economic value added (or an equivalent metric); (m) share price performance; (n) improvement in or attainment of expense levels; and (o) improvement in or attainment of working capital levels. The Performance Goals may differ from Participant to Participant and from Award to Award. In the case of a Participant who is a Covered Employee, as described in the preceding sentence, the Performance Goal will be based on
(i) return on equity; (ii) net income; (iii) return on assets or (iv) a combination of two or more of these measures.

         2.32. "PERFORMANCE PERIOD" means the period of time during which Performance Goals must be achieved with respect to an Award, as determined by the Committee in its sole discretion.

         2.33. "PERFORMANCE SHARE" means an Award granted to a Participant pursuant to Section 9.

         2.34. "PERFORMANCE UNIT" means an Award granted to a Participant pursuant to Section 9.

         2.35. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 8, such restrictions may be based on the passage of time, the achievement of specific target levels of performance (in the case of "performance-based compensation" under Section 162(m) of the Code), or the occurrence of such other events as may be determined by the Committee in its sole discretion.

         2.36. "PLAN" means the Horizon Bancorp 2003 Omnibus Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

         2.37. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Section 8.

         2.38. "RETIREMENT" means, in the case of an Employee, the termination of employment by a Participant on or after attaining age 65 for reasons other than Cause, death or Disability.

         2.39. "RULE 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future rule or regulation amending, supplementing or superseding such rule.

         2.40. "SECTION 16 PERSON" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions which involve equity securities of the Company.

         2.41. "SHARES" means the whole shares of issued and outstanding regular voting common stock, no par value, of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in Section 4.6, or the stock of any successor to the Company which is so designated for the purposes of the Plan.

         2.42. "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in tandem with a related Option, that is designated as a "SAR" pursuant to
Section 7.

         2.43. "SUBSIDIARY" means a corporation, partnership or limited liability company, a majority of the outstanding voting stock, general partnership interests or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, or trustees, as the case may be, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency. A Subsidiary includes any Subsidiary of the Company as of the Effective Date and each corporation that becomes a Subsidiary of the Company after the Effective Date.

         2.44. "TANDEM SAR" means a SAR that is granted in tandem with a related Option, the exercise of which will require forfeiture of the right to exercise such Option and to purchase an equal number of Shares under the related Option; and, when a Share is purchased pursuant to the exercise of such Option, the SAR will be forfeited to the same extent.

         2.45. "TERMINATION OF SERVICE" in the case of an Employee, means the occurrence of any act or event or any failure to act, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in a Participant ceasing, for whatever reason, to be an Employee of the Company or an Affiliate, including, but not limited to, death, Disability, Retirement, termination by the Company or an Affiliate of the Participant's employment with the Company or an Affiliate (whether with or without Cause) and voluntary resignation or termination by the Participant of his or her employment with the Company or an Affiliate. A Termination of Service will also occur with respect to an Employee who is employed by an Affiliate if the Affiliate ceases to be an Affiliate of the Company and the Participant does not immediately thereafter become an Employee of the Company or another Affiliate. For purposes of this Plan, transfers or changes of employment of a Participant between the Company and an Affiliate (or between Affiliates) will not be deemed a Termination of Service. "Termination of Service" in the case of a Non-employee Director means the failure to be reelected to the Board of Directors or resignation or removal from the Board.


                                    SECTION 3
                                 ADMINISTRATION

         3.1. THE COMMITTEE. This Plan will be administered by the Committee. The decision or action of a majority of the actual number of members of the Committee will constitute the decision or action of the Committee. The Committee will consist of not less than three Directors. The members of the Committee will be appointed from time to time by, and will serve at the pleasure of, the Board of Directors. It is intended that the Committee be comprised solely of Directors who both are (a) "Non-employee Directors" under Rule 16b-3, and (b) "outside directors" as described in Treasury Regulation Section 1.162-27(e)(3). Failure of the Committee to be so comprised will not result in the cancellation, termination, expiration or lapse of any Award.

         3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or By-Laws of the Company, and subject to the provisions of this Plan, the Committee will have full power and discretion to:
(a) select Employees and Non-employee Directors who will participate in the Plan; (b) determine the sizes and types of Awards; (c) determine the terms and conditions of Awards in a manner consistent with this Plan; (d) construe and interpret this Plan, all Award Agreements and any other agreements or instruments entered into under this Plan; (e) establish, amend or waive rules and regulations for the Plan's administration; and (f) amend the terms and conditions of any outstanding Award and applicable Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in this Plan. Further, the Committee will make all other determinations which may be necessary or advisable for the administration of this Plan. Each Award will be evidenced by a written Award Agreement between the Company and the Participant and will contain terms and conditions established by the Committee consistent with the provisions of this Plan. Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee at 515 Franklin Square, Michigan City, Indiana 46360.

         3.3. DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to grants to Section 16 Persons, or (b) in any way which would jeopardize this Plan's qualification under Code Section 162(m) or Rule 16b-3.

         3.4. DECISIONS BINDING. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section 3.3 will be final, conclusive and binding on all persons, including the Company and Participants. No such determinations will be subject to de novo review if challenged in court.

                                    SECTION 4
                           SHARES SUBJECT TO THIS PLAN

         4.1. NUMBER OF SHARES.

         4.1.1. MAXIMUM NUMBER. Subject to adjustment as provided in Section 4.6, the maximum number of Shares cumulatively available for issuance under this Plan pursuant to the: (a) exercise of Options; (b) grant of Affiliated, Freestanding and Tandem SARs; (c) grant of Shares of Restricted Stock; and (d) payment of Performance Units and Performance Shares, will not exceed One Hundred Thousand (100,000) Shares, plus (i) any Shares which are the subject of options but are not issued under the 1997 Key Employees' Stock Option and Stock Appreciation Rights Plan of the Company, that are not thereafter issued and would otherwise have been available under that plan; (ii) shares under that plan that are forfeited, cancelled or expire unexercised; (iii) Shares tendered (actually or by attestation) to the Company in connection with the exercise of Options; (iv) Shares purchased by the Company in the open market or otherwise using the cash proceeds upon the exercise of Options; (v) Shares settled hereunder in cash; (vi) Shares withheld pursuant to Section 11; and (vii) the number of Shares equal to the value, as determined by the Committee in its sole discretion, of the income tax deductions recognized by the Company in connection with the exercise of Non-Qualified Stock Options and disqualifying dispositions of Shares acquired on the exercise of Incentive Stock Options, determined as of the date on which the Company's federal income tax return is filed less the total number of Shares previously issued under this Plan, and less the total number of Shares then subject to outstanding Options or other Awards.

         4.1.2. LIMITS BASED ON AWARD TYPE. In calculating the number of Shares available for issuance under this Plan, (a) no more than One Hundred Thousand (100,000) Shares will be cumulatively available for the grant of Incentive Stock Options under this Plan, (b) no more than Fifty Thousand (50,000) Shares will be available for the grant of non-Option Awards, (c) during any Fiscal Year, no Participant will be granted an Award for more than One Hundred Thousand (100,000) Shares, and (d) no Participant will receive Performance Units under
Section 9 having an initial value greater than One Million Dollars ($1,000,000). Shares issued under this Plan may be either authorized but unissued Shares, treasury Shares or reacquired Shares (including Shares purchased in the open market), or any combination thereof, as the Committee may from time to time determine in its sole discretion.

         4.1.3. FORFEITED AND UNPURCHASED SHARES. Shares covered by an Award that are forfeited or that remain unpurchased or undistributed upon termination or expiration of the Award may be made the subject of further Awards to the same or other Participants. If the exercise price of any Option is satisfied by tendering Shares (by either actual delivery or attestation), only the number of Shares actually issued, net of the Shares tendered, will be deemed issued for purposes of determining the number of Shares available for grants under this Plan. Additionally, if Shares are withheld pursuant to Section 11.2, only the number of Shares actually issued, net of the Shares withheld, will be deemed issued for purposes of determining the number of Shares available for grants under this Plan.

         4.2. RELEASE OF SHARES. Subject to the limitations set forth in this Plan, the Committee will have full authority to determine the number of Shares available for Awards and, in its sole discretion, may include (without limitation) as available for distribution (a) any Shares that have ceased to be subject to an Award; (b) any Shares subject to an Award that have been previously forfeited; (c) any Shares under an Award that otherwise terminates without the issuance of Shares being made to a Participant; (d) any Shares that are received by the Company in connection with the exercise of an Award, including the satisfaction of any tax liability or tax withholding obligation; or (e) any Shares repurchased by the Company in the open market or otherwise, having an aggregate repurchase price no greater than the amount of cash proceeds received by the Company from the exercise of Options granted under this Plan. Any Shares that are available immediately prior to the termination of the Plan, or any Shares returned to the Company for any reason subsequent to the termination of the Plan, may be transferred to a successor plan.

         4.3. RESTRICTIONS ON SHARES. Shares issued upon exercise of an Award will be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its sole discretion may determine and provide in the Award Agreement. The Company will not be required to issue or deliver any certificates for Shares, cash or other property prior to the (a) listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded), and (b) completion of any registration or qualification of such shares under federal, state, local or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable. The Company may cause any certificate for any Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in this Plan or as the Committee may otherwise require. Participants, or any other persons entitled to benefits under this Plan, must furnish to the Committee such documents, evidence, data or other information as the Committee considers necessary or desirable for the purpose of administering this Plan. The benefits under this Plan for each Participant, and each other person who is entitled to benefits hereunder, are to be provided on the condition that he furnish full, true and complete data, evidence or other information, and that he promptly signs any document reasonably related to the administration of this Plan requested by the Committee. No fractional Shares will be issued under this Plan; rather, fractional shares will be aggregated and then rounded to the next lower whole Share.

         4.4. SHAREHOLDER RIGHTS. Except with respect to Restricted Stock as provided in Section 8 and dividend rights as provided in Section 4.5, no person will have any rights of a shareholder (including, but not limited to, voting rights) as to Shares subject to an Award until, after proper exercise or vesting of the Award or other action as may be required by the Committee in its sole discretion, such Shares have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant. Upon exercise of the Award or any portion thereof, the Company will have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer. No payment or adjustment will be made for rights for which the record date is prior to the date such Shares are recorded as issued and transferred in the Company's official shareholder records (or the records of its transfer agents or registrars), except as otherwise provided herein or in an Award Agreement.

         4.5. DIVIDENDS AND DIVIDEND EQUIVALENTS. The Committee may provide that Awards denominated in Shares earn dividends or dividend equivalents. Such dividend equivalents may be paid currently in cash or Shares or may be credited to an account established by the Committee in the Participant's name. In addition, dividends or dividend equivalents paid on outstanding Awards or issued Shares may be credited to such account rather than paid currently. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.

         4.6. CHANGES IN STOCK.

         4.6.1. SUBSTITUTION OF STOCK AND ASSUMPTION OF PLAN. In the event of any change in the Shares by virtue of any stock dividends, stock splits, recapitalizations or reclassifications or any acquisition, merger, consolidation, share exchange, tender offer or other combination involving the Company that does not constitute a Change in Control but that results in the acquisition of a Subsidiary by the Company, or in the event that other stock is substituted for the Shares as the result of any merger, consolidation, share exchange or reorganization or any similar transaction which constitutes a Change in Control of the Company, the Committee will correspondingly adjust the (a) number, kind and class of Shares which may be delivered under this Plan, (b) number, kind, class and price of Shares subject to outstanding Awards (except for mergers or other combinations in which the Company is the surviving entity), and (c) numerical limits of Sections 4.1, 6.1, 7.1, 8.1 and 9.1, all in such manner as the Committee in its sole discretion determines to be advisable or appropriate to prevent the dilution or diminution of such Awards; provided, however, in no event will the One Hundred Thousand Dollar ($100,000) limit on Incentive Stock Options contained in Section 6.1 be affected by an adjustment under this Section 4.6.1. The Committee's determinations under this Section
4.6.1 will be final and conclusive.

         4.6.2. CONVERSION OF SHARES. In the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of stock which are subject to this Plan and to each outstanding Award will, automatically by virtue of such Change in Control, be converted into and replaced by securities of the Successor, having full voting, dividend, distribution, preference and liquidation rights, and the number of shares subject to an Award, the calculation of an Award's value and the purchase price per share upon exercise of the Award will be correspondingly adjusted so that, by virtue of such Change in Control of the Company, each Participant will (a) in the case of Options, have the right to purchase (i) that number of shares of stock of the Successor which have a Fair Market Value, as of the date of such Change in Control of the Company, equal to the Fair Market Value, as of the date of such Change in Control of the Company, of the Shares of the Company theretofore subject to each Option, and (ii) for a purchase price per share which, when multiplied by the number of shares of stock of the Successor subject to each Option, will equal the aggregate exercise price at which the Participant could have acquired all of the Shares previously optioned to the Participant; and (b) in the case of Awards other than Options, Performance Shares and Performance Units, have the right to receive that number of shares of stock of the Successor which have a Fair Market Value, as of the date of such Change in Control of the Company, equal to the Fair Market Value, as of the date of the Change in Control of the Company, of the Shares of the Company to which each Award relates. The Committee, in its sole discretion, will determine the method by which Awards of Performance Shares and Performance Units will be adjusted due to a Change in Control of the Company. Shares issued in connection with the Awards that are assumed, converted or substituted under this Section 4.6.2 will not reduce the number of Shares reserved for issuance under Section 4.1.

                                    SECTION 5
                                   ELIGIBILITY

         5.1. ELIGIBILITY. Except as herein provided, the individuals who are eligible to participate in this Plan and be granted Awards are those individuals who are Employees of the Company or any Affiliate and Non-employee Directors of the Company. The Committee may, from time to time and in its sole discretion, select Employees and Non-employee Directors of the Company to be granted Awards and will determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the Employees or Non-employee Director to the Company or its Affiliates, the value of the Employee or Non-employee Director's services (past, present and future) to the Company or its Affiliates and such other factors deemed relevant by the Committee in its sole discretion. An Employee or Non-employee Director will become a Participant in this Plan as of the date specified by the Committee. A Participant can be removed as an active Participant by the Committee effective as of any date; provided, however, that no such removal will adversely affect any Award previously granted to the Participant.

         5.2. NO CONTRACT OF EMPLOYMENT. Neither this Plan nor any Award Agreement executed hereunder will constitute a contract of employment between an Employee and the Company or an Affiliate, and participation in this Plan will not give an Employee the right to be rehired by or retained in the employment of the Company or an Affiliate.

         5.3. NO RIGHT TO BE RETAINED ON BOARD. Neither this Plan nor any Award Agreement executed hereunder will give any Director the right to be retained, nominated or re-elected as a Director.


                                    SECTION 6
                                  STOCK OPTIONS

          6.1. GRANT OF OPTIONS. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Options to any Employee or Non-employee Director in such amounts as the Committee, in its sole discretion, may determine. The Committee may grant Incentive Stock Options, Nonqualified Stock Options or any combination thereof; provided, however, Non-employee Directors may not be granted Incentive Stock Options. Subject to the terms and provisions of this Plan, the Committee, in its sole discretion, will determine the number of Shares subject to each Option; provided, however, no Participant may be granted Incentive Stock Options under this Plan which would result in Shares with an aggregate Fair Market Value (measured on the Grant Date(s)) of more than One Hundred Thousand Dollars ($100,000) first becoming exercisable in any one calendar year.

          6.2. OPTION AWARD AGREEMENT. Each Option will be evidenced by an Award Agreement that will specify the Exercise Price, the number of Shares to which the Option pertains, the Option Period, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, determines. The Award Agreement will also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. All grants of Options intended to constitute Incentive Stock Options will be made in accordance, and all Award Agreements pursuant to which Incentive Stock Options are granted will comply, with the requirements of Code Section 422.

          6.3. EXERCISE PRICE. The Exercise Price for each Option will be determined by the Committee under this Section 6.3; provided, however, except for adjustments provided for in Section 4.6, under no circumstances will the Exercise Price of any Option be reduced or any Option be cancelled and reissued without the approval of the Shareholders of the Company.

                  6.3.1. NONQUALIFIED STOCK OPTIONS. In the case of a Nonqualified Stock Option, the Exercise Price per Share will be determined by the Committee; provided, however, in no event will the Exercise Price be less than 100 percent of the Fair Market Value of the Shares to which the Nonqualified Stock Option relates, determined as of the Grant Date.

                  6.3.2. INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, the Exercise Price will be not less than 100 percent of the Fair Market Value of the Shares to which the Incentive Stock Option relates determined as of the Grant Date; provided, however, that if, on the Grant Date, the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Code Section 424(d)) owns securities possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price will be not less than 110 percent of the Fair Market Value of the Shares to which the Incentive Stock Option relates, determined as of the Grant Date.

                  6.3.3. SUBSTITUTE OPTIONS. Notwithstanding the provisions of Sections 6.3.1 and 6.3.2, in the event that the Company or an Affiliate consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), individuals who become Employees on account of such transaction may be granted Options in substitution for options granted by such former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Code Section 424(a), may determine that such substitute Options will have an Exercise Price of less than 100 percent of the Fair Market Value of the Shares to which the Options relate determined as of their respective Grant Dates. In carrying out the provisions of this Section 6.3.3, the Committee will apply the principles contained in Section 4.6.

         6.4. DURATION OF OPTIONS. Subject to the terms and provisions of Sections 10 and 12, the Option Period with respect to each Option will commence and expire at such times as the Committee provides in the Award Agreement, provided that:

         (a) Incentive and Nonqualified Stock Options will not be exercisable later than the tenth anniversary of their respective Grant Dates;

         (b) Incentive Stock Options granted to an Employee who possesses more than 10 percent of the total combined voting power of all classes of Shares of the Company, taking into account the attribution rules of Code Section 422(d), will not be exercisable later than the fifth anniversary of their Grant Date(s); and

         (c) Subject to the limits of this Section 6, the Committee may, in its sole discretion, after an Option is granted, extend the maximum term of the Option.

         6.5. EXERCISABILITY OF OPTIONS. Subject to the provisions of Section 12 and this Section 6, all Options granted under this Plan will be exercisable at such times, under such terms and subject to such restrictions and conditions as the Committee determines in its sole discretion and as specified in the Award Agreements to which the Options relate. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

         6.6. METHOD OF EXERCISE. Subject to the provisions of this Section 6 and the applicable Award Agreement, a Participant may exercise an Option, in whole or in part, at any time during the Option Period to which the Option relates by giving written notice to the Company of exercise on a form provided by the Committee (if available). Such notice will specify the number of Shares subject to the Option to be purchased and will be accompanied by payment in full of the total Exercise Price by cash or check or such other form of payment as the Company may accept. If permitted by the applicable Award Agreement, payment in full or in part may also be made by:

         (a) Delivering Shares already owned by the Participant for more than six months, or such lesser period of time that may be permitted by the Committee, that have a total Fair Market Value on the date of such delivery equal to the total Exercise Price;

         (b) The delivery of cash by a broker-dealer as a Cashless Exercise, if permitted by the Committee and the applicable Award Agreement; or

         (c)      Any combination of the foregoing.

         If payment of the Exercise Price of an Option is made in whole or in part in the form of Restricted Stock, a number of the Shares to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the Exercise Price will be subject to the same forfeiture restrictions or deferral limitations to which the Restricted Stock was subject, unless otherwise determined by the Committee in its sole discretion.

         No Shares will be issued until full payment therefor has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if an Option is exercised using Restricted Stock, a Participant will have all of the rights of a shareholder of the Company holding the class of Shares subject to the Option (including, if applicable, the right to vote the Shares) when the Participant has given written notice of exercise, has paid the total Exercise Price, and such Shares have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant.

         6.7. RESTRICTIONS ON SHARE TRANSFERABILITY. In addition to the restrictions imposed by Section 14.7, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal and state securities laws and the requirements of any national securities exchange or market on which Shares are then listed or traded.

         6.8. TERMINATION BY REASON OF DEATH, DISABILITY OR RETIREMENT. Unless otherwise provided in the Award Agreement or determined by the Committee in its sole discretion, if a Participant incurs a Termination of Service due to death, Disability or Retirement, any unexpired and unexercised Options held by such Participant will thereafter be fully exercisable until the expiration of the Option Period.

         6.9. OTHER TERMINATION. Unless otherwise provided in the Award Agreement or determined by the Committee in its sole discretion, if a Participant incurs a Termination of Service that is involuntary on the part of the Participant (but is not due to death or Disability and is not with Cause) or is voluntary on the part of the Participant (but is not due to Retirement), any Options held by such Participant will terminate on the Termination of Service, except that such Options, to the extent exercisable at the time of Termination of Service, may be exercised until the expiration of the shorter of the following two periods: (a) the thirty consecutive day period commencing on the date of Termination of Service, or (b) the date on which the Option Period expires. If a Participant incurs a Termination of Service which is with Cause, all of his Options, whether or not exercisable, will terminate immediately as of the date of such Termination of Service.

         6.10. SPECIAL PROVISION FOR INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of this Plan to the contrary, an Incentive Stock Option will not be exercisable more than (a) three months after the Participant's Termination of Service for any reason other than Disability, or (b) one year after the Participant's Termination of Service by reason of Disability.


                                    SECTION 7
                            STOCK APPRECIATION RIGHTS

         7.1. GRANT OF SARS. Subject to the terms and conditions of this Plan, the Committee, at any time and from time to time, may grant SARs to any Employee or Non-employee Director in such amounts as the Committee, in its sole discretion, determines. The Committee, in its sole discretion, may grant Affiliated SARs, Freestanding SARs, Tandem SARs or any combination thereof.

                  7.1.1. NUMBER OF SHARES. Subject to the limitations of Section 4, the Committee will have complete discretion to determine the number of SARs granted to any Participant.

                  7.1.2. EXERCISE PRICE AND OTHER TERMS. The Committee, subject to the provisions of this Plan, will have complete discretion to determine the terms and conditions of SARs granted under this Plan; provided, however, the Exercise Price of a Freestanding SAR will be not less than 100 percent of the Fair Market Value of a Share on the Grant Date and the Exercise Price of Tandem or Affiliated SARs will be equal to the Exercise Price of the Option to which such SAR relates.

         7.2. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares to which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option, the following requirements will apply: (a) the Tandem SAR will expire not later than the date on which the underlying Incentive Stock Option expires; (b) the value of the payout with respect to the Tandem SAR will be no more than 100 percent of the difference between the Exercise Price of the underlying Incentive Stock Option and 100 percent of the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR will be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option to which the Tandem SAR relates exceeds the Exercise Price of the Incentive Stock Option.

         7.3. EXERCISE OF AFFILIATED SARS. An Affiliated SAR will be deemed to be exercised upon the exercise of the Option to which the Affiliated SAR relates. The deemed exercise of an Affiliated SAR will not reduce the number of Shares subject to the related Option.

         7.4. EXERCISE OF FREESTANDING SARS. Freestanding SARs will be exercisable on such terms and conditions as the Committee, in its sole discretion, specifies in the applicable Award Agreement.

         7.5. SAR AWARD AGREEMENT. Each SAR will be evidenced by an Award Agreement that specifies the exercise price, the expiration date of the SAR, the number of SARs, any conditions on the exercise of the SAR and such other terms and conditions as the Committee, in its sole discretion, determines. The Award Agreement will also specify whether the SAR is an Affiliated SAR, Freestanding SAR, Tandem SAR or a combination thereof.

         7.6. EXPIRATION OF SARS. Each SAR granted under this Plan will expire upon the date determined by the Committee, in its sole discretion, as set forth in the applicable Award Agreement; provided, however, that no SAR will be exercisable later than the tenth anniversary of its Grant Date. Notwithstanding the foregoing, the terms and provisions of Section 6.4 will also apply to Affiliated and Tandem SARs.

         7.7. PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The positive difference between the Fair Market Value of a Share on the date of exercise and the exercise price; by

         (b) The number of Shares with respect to which the SAR is exercised.

         At the sole discretion of the Committee, the payment may be in cash, in Shares which have a Fair Market Value equal to the cash payment calculated under this Section 7.7, or in a combination of cash and Shares.

         7.8. TERMINATION OF SAR. An Affiliated or Tandem SAR will terminate at such time as the Option to which such SAR relates terminates. A Freestanding SAR will terminate at the time provided in the applicable Award Agreement.

                                    SECTION 8
                                RESTRICTED STOCK

         8.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to any Employee or Non-employee Director in such amounts as the Committee, in its sole discretion, determines. Subject to the limitations of
Section 4, the Committee, in its sole discretion, will determine the number of Shares of Restricted Stock to be granted to each Participant.

         8.2. RESTRICTED STOCK AWARD AGREEMENT. Each Award of Restricted Stock will be evidenced by an Award Agreement that specifies the Period of Restriction, the number of Shares granted and such other terms and conditions as the Committee, in its sole discretion, determines. Unless the Committee in its sole discretion determines otherwise, Shares of Restricted Stock will be held by the Company, and will not be delivered to any Participant until the end of the applicable Period of Restriction.

         8.3. TRANSFERABILITY. Except as provided in Section 6.6, Section 14.7, and this Section 8, Shares of Restricted Stock may not be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, until the end of the applicable Period of Restriction.

         8.4. OTHER RESTRICTIONS. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate in accordance with this Section 8.

                  8.4.1. GENERAL RESTRICTIONS. The Committee may impose restrictions on Restricted Stock based upon any of the following criteria: (a) the achievement of specific Company-wide, Affiliate-based, Subsidiary-based, divisional, individual Participant or other Performance Goals, (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its sole discretion; provided, however, except for (i) Awards of deferred Shares received in lieu of other Awards, (ii) Awards made to Employees to replace their awards from a prior employer that were forfeited upon the acquisition of the prior employer by the Company, and (iii) the Participant's death, Retirement or Disability, the required period of service for full vesting will be not less than three years.

                  8.4.2. SECTION 162(m) PERFORMANCE RESTRICTIONS. Notwithstanding any other provision of this Section 8.4.2 to the contrary, for purposes of qualifying grants of Restricted Stock as "performance-based compensation" to Covered Employees under Code
         Section 162(m), the Committee will establish restrictions based upon the achievement of Performance Goals. The specific targets under the Performance Goals that must be satisfied for the Period of Restriction to lapse or terminate will be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under Code Section 162(m). The business criteria for Performance Goals for a Covered Employee under this Section 8.4.2 will be (i) return on equity; (ii) net income; (iii) return on assets or (iv) a combination of two or more of these measures. In granting Restricted Stock that is intended to qualify under Code Section 162(m), the Committee will follow any procedures determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure qualification of the Restricted Stock under Code Section 162(m).

                  8.4.3. LEGEND ON CERTIFICATES. The Committee, in its sole discretion, may require the placement of a legend on certificates representing Shares of Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock will bear the following legend:

                  "THE SALE, PLEDGE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER UNDER FEDERAL AND STATE SECURITIES LAWS AND UNDER THE HORIZON BANCORP 2003 OMNIBUS EQUITY INCENTIVE PLAN, AS SET FORTH IN AN AWARD AGREEMENT EXECUTED THEREUNDER. A COPY OF SUCH PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF HORIZON BANCORP."

         8.5. REMOVAL OF RESTRICTIONS. Except as otherwise provided in this
Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan will be released to a Participant as soon as practicable after the end of the applicable Period of Restriction. Except in the case of grants of Restricted Stock to Covered Employees which are intended to qualify as "performance-based compensation" under Code Section 162(m) (the vesting of which cannot be accelerated except as provided in Section 12.1), the Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or remove any restrictions. After the end of the applicable Period of Restriction, the Participant will be entitled to have any restrictive legend or legends placed on the Shares under Section 8.4.3 removed from his or her Share certificate.

         8.6. VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the applicable Award Agreement provides otherwise.

         8.7. RETURN OF RESTRICTED STOCK TO COMPANY. On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed by the last day of the Period of Restriction will revert to the Company and thereafter will be available for the grant of new Awards under this Plan.

         8.8. TERMINATION OF SERVICE. Unless otherwise provided in an Award Agreement or determined by the Committee in its sole discretion, in the event of a Participant's Termination of Service due to death, Disability or Retirement during the Period of Restriction, the restrictions on his Shares of Restricted Stock will lapse and the Participant (or his or her Beneficiary) will, on the date of such Termination of Service, be fully vested in the Restricted Stock. Unless otherwise provided in an Award Agreement or this Plan, in the event of a Participant's Termination of Service for any reason during the Period of Restriction other than a Termination of Service due to death, Disability or Retirement, all Shares of Restricted Stock still subject to restriction will be forfeited by the Participant and thereafter be available for the grant of new Awards under this Plan; provided, however, that the Committee will have the sole discretion to waive, in whole or in part, subject to the restrictions of Section 8.4.1, any or all remaining restrictions with respect to any or all of such Participant's Shares of Restricted Stock. Notwithstanding any other provision of this Section 8 to the contrary, in the case of grants of Restricted Stock to Covered Employees that the Committee intends to qualify as "performance-based compensation" under Code Section 162(m) (the vesting of which cannot be accelerated, except as provided in Section 12.1), no shares of Restricted Stock will become vested unless the applicable Performance Goals have first been met; provided, further, that the Committee will not waive any restrictions with respect to such Restricted Stock. If the vesting of shares of Restricted Stock is accelerated after the applicable Performance Goals have been met, the amount of Restricted Stock distributed will be discounted by the Committee to reasonably reflect the time value of money in connection with such early vesting.


                                    SECTION 9
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

         9.1. GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units or Performance Shares to any

Employee or Non-employee Director in such amounts as the Committee, in its sole discretion, determines. Subject to the limitations of Section 4, the Committee will have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant.

         9.2. VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit will have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

         9.3. PERFORMANCE OBJECTIVES AND OTHER TERMS. The Committee will set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, or both, that will be paid to the Participant. Each Award of Performance Units or Performance Shares will be evidenced by an Award Agreement that specifies the number of Performance Units or Performance Shares, the Performance Period, the performance objectives and such other terms and conditions as the Committee, in its sole discretion, determines.

                  9.3.1. GENERAL PERFORMANCE OBJECTIVES. The Committee may set performance objectives based upon (a) the achievement of Company-wide, Affiliate-based, Subsidiary-based, divisional, individual Participant or other Performance Goals; (b) in either absolute terms or relative to the performance of one or more comparable companies or an index which includes several companies; (c) applicable Federal or state securities laws; or (d) any other basis determined by the Committee in its sole discretion. Measurement of Performance Goals may exclude impact of charges for restructuring, discontinued operations, extraordinary items, other unusual or non-recurring items and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles.

                  9.3.2. CODE SECTION 162(m) PERFORMANCE OBJECTIVES. Notwithstanding any other provision of this Section 9.3.2 to the contrary, for purposes of qualifying grants of Performance Units or Performance Shares to Covered Employees as "performance-based compensation" under Code Section 162(m), the Committee will establish the specific targets under the Performance Goals applicable to Performance Units or Performance Shares. Such targets under the Performance Goals will be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares, as the case may be, to qualify as "performance-based compensation" under Code Section 162(m). The business criteria for Performance Goals for a Covered Employee under this Section 9.3.2 will be (i) return on equity; (ii) net income; (iii) return on assets or (iv) a combination of two or more of these measures. In granting Performance Units or Performance Shares to Covered Employees which are intended to qualify under Code Section 162(m), the Committee will follow any procedures determined by it from time to time to be necessary or appropriate in its sole discretion to ensure qualification of the Performance Units or Performance Shares, as the case may be, under Code Section 162(m).

         9.4. EARNING OF PERFORMANCE UNITS/SHARES. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive those Performance Units or Performance Shares, as the case may be, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the applicable Performance Goals have been achieved. Except in the case of Performance Goals applicable to Performance Units or Performance Shares granted to Covered Employees which are intended to qualify as "performance-based compensation" under Code Section 162(m) (which cannot be reduced or waived except as provided in Section 12.1), after the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, may reduce or waive any Performance Goals or related business criteria applicable to such Performance Unit or Performance Share.

         9.5. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units or Performance Shares will be made as soon as practicable after the end of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as the case may be, determined as of the last day of the applicable Performance Period) or a combination thereof.

         9.6. CANCELLATION OF PERFORMANCE UNITS/SHARES. On the date set forth in the applicable Award Agreement, all Performance Units or Performance Shares which have not been earned or vested will be forfeited and thereafter be available for the grant of new Awards under this Plan.

         9.7. TERMINATION OF SERVICE. Unless otherwise provided in an Award Agreement or determined by the Committee in its sole discretion, in the event of a Participant's Termination of Service due to death, Disability or Retirement during a Performance Period, the Participant (or his Beneficiary) will receive the Performance Units or Performance Shares which relate to such Performance Period. Unless otherwise provided in an Award Agreement or determined by the Committee in its sole discretion, in the event of a Participant's Termination of Service for any other reason, all Performance Units or Performance Shares will be forfeited and thereafter be available for the grant of new Awards under this Plan. Distribution of earned Performance Units or Performance Shares may be made at the same time payments are made to Participants who did not incur a Termination of Service during the applicable Performance Period. Notwithstanding any other provision of this Section 9 to the contrary, in the case of Awards of Performance Units or Performance Shares to Covered Employees that the Committee intends to qualify as performance-based compensation" under Code Section 162(m) (the vesting of which cannot be accelerated except as provided in Section 12.1), no Performance Units or Performance Shares will become vested until the applicable Performance Goals have been met.


                                   SECTION 10
                      AMENDMENT, TERMINATION, AND DURATION

         10.1. AMENDMENT, SUSPENSION, OR TERMINATION. The Board may supplement, amend, alter or discontinue this Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration or discontinuation will be made which would impair the rights of a Participant under an Award without the Participant's consent, except that any supplement, amendment, alteration or discontinuation may be made to (a) avoid a material charge or expense to the Company or an Affiliate, (b) cause this Plan to comply with applicable law, or (c) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this
Section 10.1, the Board of Directors, in its sole discretion at any time and from time to time, may supplement, amend, alter or discontinue this Plan without the approval of the Company's shareholders (a) to the extent such approval is not required by applicable law or the terms of a written agreement, and (b) so long as any such amendment or alteration does not increase the number of Shares subject to this Plan (other than pursuant to Section 4.6) or increase the maximum number of Options, SARs, Shares of Restricted Stock, Performance Units or Performance Shares that the Committee may award to an individual Participant under this Plan. The Committee may supplement, amend, alter or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board under the foregoing provisions of this Section 10.1, and further subject to any approval or limitations the Board may impose

         10.2. DURATION OF THIS PLAN AND SHAREHOLDER APPROVAL. This Plan will be effective on the Effective Date and, subject to Section 10.1 (regarding the Board's right to supplement, amend, alter or discontinue this Plan), will remain in effect thereafter; provided, however, that no Option will be exercised and no other Award will be exercised or otherwise paid hereunder until this Plan has been approved by the holders of at least a majority of the outstanding Shares at a meeting at which approval of this Plan is considered; and provided further, no Incentive Stock Option may be granted under this Plan after the tenth anniversary of the Effective Date.


                                   SECTION 11
                                 TAX WITHHOLDING

         11.1. WITHHOLDING REQUIREMENTS. Prior to the delivery of any Shares or cash pursuant to the payment or exercise of an Award, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Federal, state and local income and employment taxes required by applicable law to be withheld with respect to the payment or exercise of such Award. In no event will any amount withheld be in an amount that would require the Company to incur accounting charges.

         11.2. WITHHOLDING ARRANGEMENTS. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy a tax withholding obligation, in whole or in part, by
(a) electing to have the Company withhold otherwise deliverable Shares (except in the case of exercises of Incentive Stock Options), or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld; provided, however, that any shares delivered to the Company satisfy the ownership requirements specified in Section 6.6(a). The amount of the withholding requirement will be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed, in the case of income tax withholding, the amount determined, based upon minimum statutory requirements, by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date the amount of income tax to be withheld is determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

                                   SECTION 12
                                CHANGE IN CONTROL

         12.1. CHANGE IN CONTROL. Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control of the Company, all Awards granted under this Plan that then are outstanding and that either are not then exercisable or are subject to any restrictions or Performance Goals will, unless otherwise provided for in the Award Agreements applicable thereto, become immediately exercisable, and all restrictions and Performance Goals will be removed, as of the first date that the Change in Control has been deemed to have occurred, and will remain removed for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements.

         12.2. DEFINITION. For purposes of Section 12.1, a "Change in Control" of the Company will be deemed to have occurred if the conditions or events set forth in any one or more of the following subsections occur:

         (a) Any merger, consolidation or similar transaction which involves the Company and in which persons who are the shareholders of the Company immediately prior to the transaction own, immediately after the transaction, shares of the surviving or combined entity which possess voting rights equal to or less than 50 percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis;

         (b) Any sale, lease, exchange, transfer or other disposition of all or any substantial part of the consolidated assets of the Company;

         (c) Any tender, exchange, sale or other disposition (other than disposition of the stock of the Company or any Subsidiary in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchase (other than purchases by the Company or any Company sponsored employee benefit plan, or purchases by members of the Board of Directors of the Company or any subsidiary) of Shares which represent more than 25 percent of the voting power of the Company or any Subsidiary;

         (d) During any period of two consecutive years, individuals who at the date of the adoption of the Plan constitute the Company's Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of the period has been approved by directors representing at least a majority of the directors then in office;

         (e) A majority of the members of the Company's Board of Directors recommend the acceptance of the agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above.

Notwithstanding the foregoing, a Change in Control of the Company (i) will not occur as a result of the issuance of stock by the Company in connection with any public offering of its Stock; (ii) will not be deemed to have occurred with respect to any transaction unless such transaction has been approved or Shares have been tendered by a majority of the shareholders who are not Section 16 Persons; or (iii) will not occur due to stock ownership by the Horizon Bancorp Stock Bonus Plan Trust, which forms a part of the Horizon Bancorp Stock Bonus Plan or any other employee benefit plan.

                                   SECTION 13
                               LEGAL CONSTRUCTION

         13.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also includes the feminine, the plural includes the singular, and the singular includes the plural.

         13.2. SEVERABILITY. In the event any provision of this Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of this Plan, and this Plan will be construed and enforced as if the illegal or invalid provision had never been included herein.

         13.3. REQUIREMENTS OF LAW. The grant of Awards and the issuance of Shares under this Plan will be subject to all applicable statutes, laws, rules and regulations and to such approvals and requirements as may be required from time to time by any governmental authorities or any securities exchange or market on which the Shares are then listed or traded.

         13.4. GOVERNING LAW. Except to the extent preempted by the Federal laws of the United States of America, this Plan and all Award Agreements will be construed in accordance with and governed by the laws of the State of Indiana without giving effect to any choice or conflict of law provisions, principles or rules (whether of the state of Indiana or any other jurisdiction) that would cause the application of any laws of any jurisdiction other than the state of Indiana.

         13.5. HEADINGS. The descriptive headings and sections of this Plan are provided herein for convenience of reference only and will not serve as a basis for interpretation or construction of this Plan.

         13.6. MISTAKE OF FACT. Any mistake of fact or misstatement of facts will be corrected when it becomes known by a proper adjustment to an Award or Award Agreement.

         13.7. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.


                                   SECTION 14
                                  MISCELLANEOUS

         14.1. NO EFFECT ON EMPLOYMENT OR SERVICE. Neither this Plan nor the grant of any Awards or the execution of any Award Agreement will confer upon any Participant any right to continued employment by the Company, retention on the Board or will interfere with or limit in any way the right of the Company to terminate any Employee's employment or service at any time, with or without Cause. Employment with the Company and its Affiliates is on an at-will basis only, unless otherwise provided by a written employment or severance agreement, if any, between the Employee and the Company or an Affiliate, as the case may be. If there is any conflict between the provisions of this Plan and an employment or severance agreement between an Employee and the Company, the provisions of such employment or severance agreement will control, including, but not limited to, the vesting and forfeiture of any Awards.

         14.2. NO COMPANY OBLIGATION. Unless required by applicable law, the Company, an Affiliate, the Board of Directors and the Committee will not have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Shares or an Award, and such holder will have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with the receipt, exercise or distribution of an Award. In addition, the Company, an Affiliate, the Board of Directors, the Committee and any attorneys, accountants, advisors or agents for any of the foregoing will not provide any advice, counsel or recommendation to any Participant with respect to, without limitation, any Award, any exercise of an Option or any tax consequences relating to an Award.

         14.3. PARTICIPATION. No Employee or Non-employee Director will have the right to be selected to receive an Award under this Plan or, having been selected, to be selected to receive a future Award. Participation in the Plan will not give any Participant any right or claim to any benefit under this Plan, unless such right or claim has specifically accrued under the terms of this Plan.

         14.4. LIABILITY AND INDEMNIFICATION. No member of the Board, the Committee or any officer or employee of the Company or any Affiliate will be personally liable for any action, failure to act, decision or determination made in good faith in connection with this Plan. By participating in this Plan, each Participant agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers and employees) and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Participant in connection with his receipt of Awards under this Plan and the deferral, payment and exercise thereof. Each person who is or was a member of the Committee, or of the Board, will be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including, but not limited to, attorneys' fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement; and (b) any and all amounts paid by him in settlement thereof, with the Company's prior written approval, or paid by him in satisfaction of any judgment in any such claim, action, suit or proceeding against him; provided, however, that he will give the Company an opportunity, at the Company's expense, to handle and defend such claim, action, suit or proceeding before he undertakes to handle and defend the same on his own behalf. The foregoing right of indemnification is exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

         14.5. SUCCESSORS. All obligations of the Company under this Plan, with respect to Awards granted hereunder, are binding on any successor to the Company, whether or not the existence of such successor is the result of a Change in Control of the Company.

         The Company will not, and will not permit its Affiliates to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change in Control of the Company unless and until the person or persons or entity or entities acquiring control of the Company as a result of such Change in Control agree(s) to be bound by the terms of this Plan insofar as it pertains to Awards theretofore granted and agrees to assume and perform the obligations of the Company and its Successor (as defined in subsection 4.6.2) hereunder.

         14.6. BENEFICIARY DESIGNATIONS. Any Participant may designate, on such forms as may be provided by the Committee for such purpose, a Beneficiary to whom any vested but unpaid Award will be paid in the event of the Participant's death. Each such designation will revoke all prior designations by the Participant and will be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death will be paid to the Participant's estate and, subject to the terms of this Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

         14.7. NONTRANSFERABILITY OF AWARDS. Except as provided in Sections
14.7.1 and 14.7.2, no Award under this Plan can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution. In addition, no Award under this Plan will be subject to execution, attachment or similar process. Any attempted or purported transfer of an Award in contravention of this Plan or an Award Agreement will be null and void ab initio and of no force or effect whatsoever. All rights with respect to an Award granted to a Participant will be exercisable during his lifetime only by the Participant.

                  14.7.1. LIMITED TRANSFERS OF NONQUALIFIED STOCK OPTIONS. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of Nonqualified Stock Options by a Participant to (a) the Participant's spouse, any children or lineal descendants of the Participant or the Participant's spouse, or the spouse(s) of any such children or lineal descendants ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of Immediate Family Members, or (c) a partnership or limited liability company in which the Participant and/or the Immediate Family Members are the only equity owners, (collectively, "Eligible Transferees"); provided, however, in the event the Committee permits the transferability of Nonqualified Stock Options granted to the Participant, the Committee may subsequently, in its sole discretion, amend, modify, revoke or restrict, without the prior consent, authorization or agreement of the Eligible Transferee, the ability of the Participant to transfer Nonqualified Stock Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member will not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member. Incentive Stock Options granted under this Plan are not transferable pursuant to this Section 14.7.

                  14.7.2. EXERCISE BY ELIGIBLE TRANSFEREES. In the event that the Committee, in its sole discretion, permits the transfer of Nonqualified Stock Options by a Participant to an Eligible Transferee under Section 14.7.1, the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator only in the same manner, to the same extent and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Participant could have exercised such Options. The Participant, or in the event of his death, the Participant's estate, will remain liable for all federal, state, local and other taxes applicable upon the exercise of a Nonqualified Stock Option by an Eligible Transferee.

         14.8. NO RIGHTS AS SHAREHOLDER. Except to the limited extent provided in Sections 4.5 and 8.6, no Participant (or any Beneficiary) will have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant (or his or her Beneficiary).

         14.9. MITIGATION OF EXCISE TAX. Subject to any other agreement providing for the Company's indemnification of the tax liability described herein, if any payment or right accruing to a Participant under this Plan (without the application of this Section 14.9), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate would constitute a "parachute payment," as defined in Code Section

280G and regulations thereunder, such payment or right will be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Code Section 4999 or being disallowed as a deduction under Code Section 280G. The determination of whether any reduction in the rights or payments under this Plan is to apply will be made by the Committee in good faith after consultation with the Participant, and such determination will be conclusive and binding on the Participant. The Participant will cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose.

         14.10. FUNDING. Benefits payable under this Plan to any person will be paid by the Company from its general assets. Shares to be issued hereunder will be issued directly by the Company from its authorized but unissued Shares or acquired by the Company on the open market, or a combination thereof. Neither the Company nor any of its Affiliates will be required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under this Plan. The Company or any of its Affiliates may, however, in its sole discretion, set funds aside in investments to meet any anticipated obligations under this Plan. Any such action or set-aside will not be deemed to create a trust of any kind between the Company and any of its Affiliates and any Participant or other person entitled to benefits under the Plan or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company or its Affiliates.

                              HORIZON BANCORP


                       By:
                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------
                          Craig M. Dwight, President and Chief Executive Officer
ATTEST:


By:
   -----------------------------------------------

Its:
    ----------------------------------------------

                                   APPENDIX C

                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION
                                       OF
                                 HORIZON BANCORP

ARTICLE 1. NAME.

         SECTION 1.1 CORPORATE NAME. The name of the corporation is Horizon Bancorp (the "CORPORATION").

ARTICLE 2. PURPOSES AND POWERS.

         SECTION 2.1 CORPORATE PURPOSES. The purposes for which the Corporation is formed are for the transaction of any and all lawful business for which a corporation may be incorporated under the Indiana Business Corporation Law (the "LAW") and to act as a bank holding company pursuant to applicable federal and state laws.

         SECTION 2.2 CORPORATE POWERS. The Corporation shall have the power to perform any act which is necessary, convenient or expedient to accomplish any purpose within the contemplation of this Article 2.

ARTICLE 3. PERIOD OF EXISTENCE.

         SECTION 3.1 PERIOD OF EXISTENCE. The period during which the Corporation shall continue is perpetual.

ARTICLE 4. INCORPORATOR.

         The name and post office address of the incorporator of the Corporation is Karol K. Sparks, 2800 Indiana National Bank Tower, Indianapolis, Indiana 46204.

ARTICLE 5. AUTHORIZED SHARES.

         SECTION 5.1 NUMBER OF SHARES. The total number of shares which the Corporation is to have the authority to issue is 16,000,000 consisting of 15,000,000 common shares ("COMMON SHARES") and 1,000,000 preferred shares ("PREFERRED SHARES").

         SECTION 5.2 TERMS OF SHARES. All Common Shares shall have the same preferences, limitations, voting rights and privileges. Except as provided by law or the provisions of these Articles of Incorporation adopted pursuant to
Section 5.4 with respect to Preferred Shares, holders of the Common Shares shall have unlimited voting rights and shall be entitled to receive the net assets of the Corporation upon dissolution.

         SECTION 5.3 VOTING RIGHTS. Every holder of Common Shares shall have the right, at every shareholders' meeting, to one vote for each Common Share standing in the shareholder's name on the books of the Corporation.

         SECTION 5.4 TERMS OF PREFERRED SHARES. Preferred Shares may be issued from time to time in one or more series, each such series to have such distinctive designation and such preferences, limitations, and relative voting and other rights as shall be set forth in these Articles of Incorporation. Subject to the requirements of the Law and subject to all other provisions of these Articles of Incorporation, the Board of Directors of the Corporation may create one or more series of Preferred Shares and may determine the preferences, limitations, and relative voting and other rights of one or more series of Preferred Shares before the issuance of any shares of that series by the adoption of an amendment to these Articles of Incorporation, without shareholder approval, that specifies the terms of that series of Preferred Shares. All shares of a series of Preferred Shares must have preferences, limitations, and relative voting and other rights identical to those of other shares of the same series. No series of Preferred Shares need have preferences, limitations, or relative voting or other rights identical with those of any other series of Preferred Shares.

         SECTION 5.5 VOTING OF PREFERRED SHARES. Except as required by the Law or by the provisions of these Articles of Incorporation adopted by the Board of Directors pursuant to Section 5.4, the holders of Preferred Shares shall have no voting rights or powers. Preferred Shares shall, when validly issued by the Corporation, entitle the record holder thereof to vote on such matters, but only on such matters, as the holders thereof are entitled to vote under the Law or under these Articles of Incorporation adopted by the Board of Directors pursuant to Section 5.4 (which provisions may provide for special, conditional, limited, or unlimited voting rights, including multiple or fractional votes per share, or for no right to vote, except to the extent required by the Law) and subject to such shareholder disclosure and recognition procedures (which may include sanctions for noncompliance therewith to the fullest extent permitted by the Law) as the Corporation may by action of the Board of Directors establish.

ARTICLE 6. DIRECTORS.

         SECTION 6.1 NUMBER OF DIRECTORS. The number of directors may be fixed from time to time by the Bylaws of the Corporation at any number.

         SECTION 6.2 POWERS OF DIRECTORS. The Board of Directors shall have the power to direct the management of the business and affairs of the Corporation. In addition to the powers and authorities set forth herein or expressly conferred upon the directors by statute or common law, the directors are hereby authorized to exercise all such powers and perform all such acts as may be exercised or done by a corporation organized and existing under the provisions of the Law.

         SECTION 6.3 TERMS OF DIRECTORS. Effective as of the annual meeting of shareholders in 1986, the Board of Directors shall be divided into three classes, designated as Class l, Class 2, and Class 3, as nearly equal in number as possible, with the term of office of one class expiring each year. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible.

         The initial term of office of directors of Class 1 shall expire at the annual meeting of shareholders in 1987, but not until their successors shall be elected and qualified; that of Class 2 shall expire at the annual meeting of shareholders in 1988, but not until their successors, shall be elected and qualified, and that of Class 3 shall expire at the annual meeting of shareholders in 1989, but not until their successors shall be elected and qualified. Subject to the foregoing, at each annual meeting of shareholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors shall be elected and qualified.

         This Section 6.3 shall not be altered, amended or repealed except by an affirmative vote of at least seventy percent (70%) of the total number of shares of capital stock of the Corporation entitled to vote on such matter.

         SECTION 6.4 REMOVAL OF DIRECTORS. Any director may be removed from office any time without cause by the affirmative vote of the holders of at least seventy percent (70%) of all of the outstanding shares of capital stock of the Corporation entitled to vote on the election of directors at a meeting of shareholders called for that purpose. Any director may be removed from office with "Cause" by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote on election of directors at a meeting of shareholders called for that purpose, and any director may also be removed with Cause by the affirmative vote of two-thirds or more of the other directors. "Cause" for such removal shall be deemed to exist only if:

                  (a) The director whose removal is proposed has been convicted, or where a director has been granted immunity to testify where another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; or

                  (b) Such director has been adjudicated by a court of competent jurisdiction to be liable for negligence or misconduct in performance of his duty to the Corporation and such adjudication is no longer subject to direct appeal; and

                  (c) Such removal must be brought within one (1) year of the term which such conviction or adjudication is no longer subject to direct appeal.

         This Section 6.4 shall not be altered, amended or repealed except by an affirmative vote of at least seventy percent (70%) of the total number of shares of capital stock of the Corporation entitled to vote on such matter.

         SECTION 6.5 INTEREST OF DIRECTORS IN CONTRACTS. A conflict of interest transaction is a transaction with the Corporation in which a director has a direct or indirect interest. A conflict of interest transaction is not voidable by the Corporation solely because of the director's interest in the transaction if any one of the following is true:

                  (a) The material facts of the transaction and the director's interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved, or ratified the transaction,

                  (b) The material facts of the transaction and the director's interest were disclosed or known to the shareholders entitled to vote on the transaction and they authorized, approved, or ratified the transaction, or

                  (c) The transaction was fair to the corporation.

         For purposes of this Section, a director has an indirect interest in a transaction if (i) another entity in which the director has a material financial interest or in which the director is a general partner is a party to the transaction, or (ii) another entity of which the director is a director, officer, or trustee is a party to the transaction and the transaction is, or is required to be, considered by the Board of Directors of the Corporation.

         A conflict of interest transaction is authorized, approved, or ratified if it receives the affirmative vote of a majority of the directors on the Board of Directors (or on the committee) who have no direct or indirect interest in the transaction, but a transaction may not be authorized, approved, or ratified by a single director. If a majority of the directors who have no direct or indirect interest in the transaction vote to authorize, approve, or ratify the transaction, a quorum is present for the purpose of taking action under this Section. The presence of, or a vote cast by, a director with a direct or indirect interest in the transaction does not affect the validity of any action taken if the transaction is otherwise authorized, approved, or ratified as provided in subsection (1) of this Section.

         Shares owned by or voted under the control of a director who has a direct or indirect interest in the transaction, and shares owned by or voted under the control of an entity described in subsections (i) or (ii) of this Section, may be counted in a vote of shareholders to determine whether to authorize, approve, or ratify a conflict of interest transaction.

ARTICLE 7. INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.

         SECTION 7.1 INDEMNIFICATION OF OFFICERS AND DIRECTORS. Subject to
Section 7.3 and Section 7.5, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was (or has agreed to become) a director or officer of the Corporation, or by reason of any action alleged to have been taken or omitted in such capacity, against expenses (including attorneys' fees), judgments, fines, liabilities and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom.

         SECTION 7.2 INDEMNIFICATION OF EMPLOYEES AND AGENTS. Subject to Section
7.3 and Section 7.6, the Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was (or has agreed to become) an employee or agent of the Corporation, or is or was serving (or has agreed to serve at the request of the Corporation) as an employee, agent, officer, director, partner, member, manager or trustee (collectively a "THIRD PARTY EMPLOYEE") of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines, liabilities and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom.

         SECTION 7.3 STANDARD OF CONDUCT. Officers, directors, employees, agents and Third Party Employees shall only be eligible for indemnification under this
Article 7 if:

         (i) he or she acted (or failed to take action) in good faith; and

         (ii) (a) in the case of conduct in his or her official capacity with the Corporation, the individual's conduct was in the Corporation's best interest; and (b) in all other cases, the individual's conduct was at least not opposed to the best interests of the Corporation; and

         (iii) in the case of a criminal proceeding, he or she either: (a) had reasonable cause to believe his or her conduct was lawful; or (b) had no reason to believe his or her conduct was unlawful;

except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (A) any such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and
(B) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless, and only to the extent that, the court in which such action or suit was brought shall determine, upon application, that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the court shall deem proper. A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirements of this Section.

         SECTION 7.4 TERMINATION AND SETTLEMENT OF ACTION. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, be determinative that the person did not meet the standard of conduct specified in this Article 7.

         SECTION 7.5 DETERMINATION THAT INDEMNIFICATION IS PROPER FOR DIRECTORS AND OFFICERS. Any indemnification of a director or officer of the Corporation under Section 7.1 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 7.3 hereof. Any such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are not at the time parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, by a majority vote of a committee (designated by the Board of Directors) consisting of 2 or more directors not at the time parties to the proceeding, (iii) by special legal counsel in a written opinion, or (iv) by the shareholders. Notwithstanding the foregoing, the Corporation shall indemnify a director or officer who is wholly successful, on the merits or otherwise, in the defense of any proceeding.

         SECTION 7.6 DETERMINATION THAT INDEMNIFICATION IS PROPER FOR EMPLOYEES, AGENTS AND THIRD PARTY EMPLOYEES. Any indemnification of an employee or agent of the Corporation or a Third Party Employee under Section 7.2 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee, agent or Third Party Employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 7.3 hereof. Any such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are not at the time parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, by a majority vote of a committee (designated by the Board of Directors) consisting of 2 or more directors not at the time parties to the proceeding, (iii) by special legal counsel in a written opinion, or (iv) by the shareholders.

         SECTION 7.7 ADVANCE PAYMENT OF EXPENSES FOR DIRECTORS AND OFFICERS. Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of: (i) written affirmation of the director's or officer's good faith belief that the director or officer has met the standard of care described in Section 7.3; (ii) an unconditional written undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article, and
(iii) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Article.

         SECTION 7.8 ADVANCE PAYMENT OF EXPENSES FOR EMPLOYEES, AGENTS AND THIRD PARTY EMPLOYEES. Expenses incurred by an employee or agent of the Corporation or a Third Party Employee in defending a civil or criminal action, suit or proceeding may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

         SECTION 7.9 PROCEDURE FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS. Any indemnification of a director or officer of the Corporation under Section
7.1 or advance of costs, charges and expenses to a director or officer under
Section 7.7 shall be made promptly, and in any event within 30 days, upon the written request of the director or officer.

                  (a) CORPORATION'S FAILURE TO RESPOND OR DENIAL OF CLAIM. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within 60 days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction.

                  (b) COSTS AND EXPENSES. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation.

                  (c) DEFENSES. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expense under Section 7.7 of this Article where the required affirmation and undertaking, if any, have been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 7.3 of this Article. The burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 7.3 of this Article, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         SECTION 7.10 PROCEDURE FOR INDEMNIFICATION OF EMPLOYEES, AGENTS AND THIRD PARTY EMPLOYEES. The timing of indemnification for employees, agents and Third Party Employees and the terms and conditions upon which such indemnification shall be made shall be determined by the Board of Directors.

         SECTION 7.11 SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee, agent and Third Party Employee who serve in any such capacity at any time while these provisions are in effect, and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit, or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. This contract right may not be modified retroactively without the consent of the director, officer, employee, agent or Third Party Employee.

         SECTION 7.12 NON-EXCLUSIVITY. The indemnification provided by this
Article 7 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, agent or Third Party Employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 7.13 SEVERABILITY. If this Article 7 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer and may indemnify each employee, agent and Third Party Employee as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

         SECTION 7.14 CO-REPRESENTATION. The Board of Directors may authorize the Corporation's counsel to represent a director, officer, employee, agent or Third Party Employee in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

         SECTION 7.15 INSURANCE. The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the Corporation, or who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, member, manager, trustee, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, against liability asserted against or incurred by the individual in that capacity or arising from the individual's status as a director, officer, partner, member, manager, trustee, employee or agent, whether or not the Corporation would have the power to indemnify the individual against the same liability under this Article 7.

ARTICLE 8. BUSINESS COMBINATIONS.

         SECTION 8.1 INAPPLICABILITY OF THE INDIANA BUSINESS COMBINATION CHAPTER. Effective as of eighteen months after the adoption of these Amended and Restated Articles of Incorporation by the shareholders, the Corporation expressly elects not to be governed by Chapter 43 (business combinations) of the Law, provided that this Article does not apply to any "business combination" as defined in Chapter 43 of the Law between the Corporation and an "interested shareholder" (as defined in Chapter 43 of the Law) whose "share acquisition date" (as defined by Chapter 43 of the Law) is on or before the effective date of this Section.

         SECTION 8.2 APPROVAL OF CERTAIN BUSINESS COMBINATIONS. Except as provided in Section 8.3 and Section 8.4, neither the Corporation nor any of its Subsidiaries shall become party to any Business Combination with a Related Person without the prior affirmative vote at a meeting of the Corporation's shareholders:

                  (a) By the holders of not less than 70 percent of the outstanding shares of all classes of Voting Shares of the Corporation considered for purposes of this Article as a single class, and

                  (b) By an Independent Majority of Shareholders.

Such favorable votes shall be in addition to any shareholder vote that would be required without reference to this Section and shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by law or in other provisions of these Articles of Incorporation or the Bylaws of the Corporation or otherwise.

                  SECTION 8.3 REDUCED SUPERMAJORITY VOTE FOR FAIR PRICING. The percentage vote required by (a) shall be reduced from not less than 70 percent to not less than two-thirds, if all of the conditions set forth in subsections Section 8.3(a) through Section 8.3(d) of this Section are satisfied.

                           (a) FAIR MARKET VALUE OF CONSIDERATION. The fair
                  market value of the property, securities, or other consideration to be received per share by holders of each class or series of capital shares of the Corporation in the Business Combination is not less, as of the date of the consummation of the Business Combination (the "CONSUMMATION DATE"), than the higher of the following:

                                    (i) the highest per share price (with
                           appropriate adjustments for recapitalizations, share splits, share dividends, and similar distributions) including brokerage commissions and solicitation fees paid by the Related Person in acquiring any of its holdings of such class or series of capital shares within the two-year period immediately prior to the first public announcement of the proposed Business Combination ("ANNOUNCEMENT DATE") or in the transaction in which it became a Related Person, whichever is higher, plus interest accrued daily but compounded annually, from the later of the date that the Related Person became a Related Person (the "DETERMINATION DATE"), or from the date two years before the Consummation Date through the Consummation Date, at the national "prime rate" or "base rate" (as reported in The Wall Street Journal or other recognized business publication) from time to time in effect, less the aggregate amount of any cash dividends paid and the fair market value of any dividends paid other than in cash on each share from the date from which interest accrues under the preceding clause through the Consummation Date up to but not exceeding the amount of interest so payable per share; or

                                    (ii) if such class or series is then traded
                           on an exchange (or other recognized market that reports the price of actual transactions) or is the subject of regularly published quotations from two or more broker/dealers who make a market in such class or series for their own accounts, the fair market value per share of such class or series on the Announcement Date, as determined by the highest closing sales price on such exchange or other market or the highest closing bid quotation with respect to such shares during the 30-day period immediately preceding the Announcement Date, or, if such class or series is not then traded on any such exchange or other market and no such quotations are available, the fair market value per share of such class or series on the Announcement Date, as determined by the Board of Directors in good faith by such other reasonable method as the Board of Directors of the Corporation shall, in its discretion, select and apply.

         In the event of a Business Combination whereby the Corporation would be the surviving corporation or company or would continue to exist (unless it is provided, contemplated, or intended that as part of such Business Combination or within one year after consummation thereof a plan of liquidation or dissolution of the Corporation will be effected), the term "other consideration to be received" used in Section 8.3(a)(i) above, shall include (without limitation) the common shares of the Corporation and/or the shares of any other class retained by shareholders of the Corporation other than Related Persons who are parties to such Business Combination.

                           (b) SAME TYPE OF CONSIDERATION. The consideration to
                  be received in such Business Combination by holders of each class or series of capital shares (other than the Related Person) involved shall, except to the extent that a shareholder agrees otherwise as to all or part of the shares which he or she owns, be in the same form and of the same kind as the consideration paid by the Related Person in acquiring the majority of the capital shares of such class or series already Beneficially Owned by it during the two-year period ending on the Determination Date.

                           (c) NO INCREASED INFLUENCE BY THE RELATED PERSON.
                  After such Related Person became a Related Person and prior to the Consummation Date of such Business Combination:

                                    (i) the Board of Directors of the
                           Corporation shall have included Continuing Directors at least proportionate to the ratio that the number of Voting Shares of the Corporation not Beneficially Owned by the Related Person bears to all Voting Shares of the Corporation outstanding at the time in question (with a Continuing Director to occupy any resulting fractional position among the directors);

                                    (ii) such Related Person shall not have
                           acquired from the Corporation, directly or indirectly, any shares of the Corporation (except upon conversion of convertible securities acquired by it prior to becoming a Related Person or as a result of a pro rata share dividend, share split, or division of shares or in a transaction that satisfied all applicable requirements of this Article);

                                    (iii) such Related Person shall not have
                           acquired any additional Voting Shares of the Corporation or securities convertible into or exchangeable for Voting Shares except as a part of the transaction which resulted in such Related Person becoming a Related Person;

                                    (iv) such Related Person shall not have
                           received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the Corporation or any Subsidiary; and

                                    (v) such Related Person shall not have made
                           any change in the Corporation's business or equity capital structure or entered into any contract, arrangement, or understanding with the Corporation except any such change, contract, arrangement, or understanding as may have been approved by the affirmative vote of not less than a majority of the Continuing Directors of the Corporation.

         (d) PROXY STATEMENT. A proxy statement complying with the requirements of the Securities, Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission thereunder, as then in force for corporations subject to the requirements of Section 14 of such Act (even if the Corporation is not otherwise subject to Section 14 of such Act), shall have been mailed to all holders of Voting Shares for the purpose of soliciting shareholder approval of such Business Combination. Such proxy statement shall contain on the face page thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination which the Continuing Directors, or any of them, may have furnished in writing and, if deemed advisable by a majority of the Continuing Directors, a fair summary of an opinion of a reputable investment banking firm addressed to the Corporation as to the fairness (or lack of fairness) of the terms of such Business Combination from the point of view of the holders of Voting Shares other than any Related Person. Such investment banking firm shall be selected by a majority of the Continuing Directors, shall be furnished with all information it reasonably requests, and shall be paid a reasonable fee for its services upon receipt by the Corporation of such opinion.

SECTION 8.4 DIRECTOR APPROVAL EXCEPTION. The provisions of Section 8.2 and
Section 8.3 shall not apply if:

                  (a) APPROVAL BY CONTINUING DIRECTORS. The Continuing Directors of the Corporation by a two-thirds vote (i) have expressly approved a memorandum of understanding (or similar writing) with the Related Person with respect to the Business Combination prior to the time the Related Person became a Related Person and the Business Combination is effected on substantially the same terms and conditions as are provided by the memorandum of understanding, or (ii) have otherwise approved the Business Combination (this provision is incapable of satisfaction unless there is at least one Continuing Director); or

                  (b) PARENT-SUBSIDIARY TRANSACTIONS. The Business Combination is solely between the Corporation and another corporation 100% of the voting securities of which are owned directly or indirectly by the Corporation.

SECTION 8.5 DEFINITIONS. For purposes of this Article:

                  (a) "BUSINESS COMBINATION" means:

                           (i) The sale, exchange, lease, transfer, or other
                  disposition to or with a Related Person or any Affiliate or Associate of such Related Person by the Corporation or any of its Subsidiaries (in a single transaction or a Series of Related Transactions) of all or substantially all, or any Substantial Part, of its or their assets or businesses (including, without limitation, any securities issued by a Subsidiary);

                           (ii) The purchase, exchange, lease, or other
                  acquisition by the Corporation or any of its Subsidiaries (in a single transaction or a Series of Related Transactions) of all or substantially all, or any Substantial Part, of the assets or business of a Related Person or any Affiliate or Associate of such Related Person;

                           (iii) Any merger or consolidation of the Corporation
                  or any of its Subsidiaries into or with a Related Person or any Affiliate or Associate of such Related Person or into or with another Person which, after such merger or consolidation, would be an Affiliate or an Associate of a Related Person, in each case irrespective of which Person is the surviving entity in such merger or consolidation;

                           (iv) Any reclassification of securities,
                  recapitalization or other transaction (other than a redemption in accordance with the terms of the security redeemed) which has the effect, directly or indirectly, of increasing the proportionate amount of Voting Shares of the Corporation or any

                  Subsidiary thereof which are Beneficially Owned by a Related Person or any Affiliate or Associate of such Related Person, or any partial or complete liquidation, spinoff, splitoff, or splitup of the Corporation or any Subsidiary thereof; provided, however, that this subsection 8.5(a)(iv) shall not include any such transaction that has been approved by a majority of the Continuing Directors; or

                           (v) The acquisition upon the issuance thereof of
                  Beneficial Ownership by a Related Person of Voting Shares or securities convertible into Voting Shares or any voting securities, or securities convertible into voting securities, of any Subsidiary of the Corporation or the acquisition upon the issuance thereof of Beneficial Ownership by a Related Person of any rights, warrants, or options to acquire any of the foregoing; provided, however, that this subsection Section 8.5(a)(v) shall not apply to Beneficial Ownership acquired as the result of the exercise of warrants or rights to purchase securities offered, or a dividend or distribution paid or made, pro rata to all shareholders of the Corporation.

                  (b) A "SERIES OF RELATED TRANSACTIONS" shall mean (i) a series of transactions with the same Related Person and (ii) a series of separate transactions with a Related Person or any Affiliate or Associate of such Related Person.

                  (c) A "PERSON" shall mean any individual, any firm, corporation, or other entity and any partnership, syndicate, or other group.

                  (d) A "RELATED PERSON" shall mean any Person (other than the Corporation and any of the Corporation's Subsidiaries) who or that:

                           (i) is the Beneficial Owner, directly or indirectly,
                  of more than 10 percent of the voting power of the outstanding Voting Shares;

                           (ii) is an Affiliate of the Corporation and at any
                  time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding Voting Shares; or

                           (iii) is an assignee of or has otherwise succeeded to
                  any Voting Shares which were at any time within the two-year period immediately prior to the date in question Beneficially Owned by any Related Person, if such assignment or succession shall have occurred in a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

         A Related Person shall be deemed to have acquired a share of the Corporation at the time when such Related Person became the Beneficial Owner thereof. For the purposes of determining whether a Person is the Beneficial Owner of 10 percent or more of the voting power of the then outstanding Voting Shares, the outstanding Voting Shares shall be deemed to include any Voting Shares that may be issuable to such Person pursuant to Section 8.5(e)(ii) (A) of this Article. A Person who is a Related Person at (i) the time any definitive agreement relating to a Business Combination is entered into, (ii) the record date for the determination of shareholders entitled to notice of and to vote on a Business Combination, or (iii) the time immediately prior to the Consummation Date of a Business Combination, shall be deemed a Related Person.

                  (e) A Person shall be a "BENEFICIAL OWNER" of any Voting
         Shares:

                           (i) which such Person or any of its Affiliates or
                  Associates beneficially owns, directly or indirectly; or

                           (ii) which such Person or any of its Affiliates or
                  Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement, or understanding; or

                           (iii) which are beneficially owned, directly or
                  indirectly, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of any Voting Shares.

                  (f) An "AFFILIATE" of, or a person "AFFILIATED" with, a specific Person means a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.

                  (g) The term "ASSOCIATE" used to indicate a relationship with any Person means (i) any Corporation or organization (other than this Corporation or a majority-owned Subsidiary of this

         Corporation) of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 5 percent or more of any class of equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person, or (iv) any investment company registered under the Investment Company Act of 1940, for which such Person or any Affiliate of such Person serves as investment advisor.

                  (h) "SUBSIDIARY" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Related Person set forth in paragraph (d) of this Section, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

                  (i) "CONTINUING DIRECTOR" means any member of the Board of Directors of the Corporation (the "BOARD"), other than the Related Person who proposes the Business Combination in question and such Related Person's Affiliates and Associates, who was a member of the Board prior to the time that the Related Person who proposes the Business Combination in question became a Related Person or who is a successor of a Continuing Director who was recommended to succeed that Continuing Director by a majority of Continuing Directors then on the Board.

                  (j) "INDEPENDENT MAJORITY OF SHAREHOLDERS" shall mean the holders of a majority of the outstanding Voting Shares that are not Beneficially Owned or controlled, directly or indirectly, by the Related Person who proposes the Business Combination in question.

                  (k) "VOTING SHARES" shall mean all outstanding capital shares of the Corporation (or another corporation) entitled to vote generally in the election of directors, and each reference to a proportion of Voting Shares shall refer to such proportion of the votes entitled to be cast by such shares.

                  (l) "SUBSTANTIAL PART" means properties and assets involved in any single transaction or a Series of Related Transactions having an aggregate fair market value of more than 10 percent of the total consolidated assets of the Person in question as determined immediately prior to such transaction or Series of Related Transactions.

         SECTION 8.6 DIRECTOR DETERMINATIONS. A majority of the Continuing Directors shall have the power to determine for the purposes of this Article, on the basis of information known to them: (i) the number of Voting Shares of which any Person is the Beneficial Owner, (ii) whether a Person is an Affiliate or Associate of another, (iii) whether a Person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of Beneficial Owner, (iv) whether the assets subject to any Business Combination constitute a Substantial Part, (v) whether two or more transactions constitute a Series of Related Transactions and (vi) such other matters with respect to which a determination is required under this Article.

         SECTION 8.7 CONSIDERATION OF NON-FINANCIAL FACTORS. In connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders when evaluating a Business Combination (as defined in these Articles) or a tender or exchange offer, the Board of Directors of the Corporation may, in addition to considering the adequacy of the amount to be paid in connection with any such transactions, consider all of the following factors and any other factors which it deems relevant:

                  (a) The social and economic effects of the transaction on the Corporation and its subsidiaries, and each of their respective employees, depositors, loan and other customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located.

                  (b) The business and financial condition and earnings prospects of the acquiring person or persons, including, but not limited to, debt service and other existing or likely financial obligations of the acquiring person or persons, and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and

                  (c) The competence, experience, and integrity of the acquiring person or persons and its or their management.

ARTICLE 9. AMENDMENT TO ARTICLES OF INCORPORATION AND BYLAWS.

         SECTION 9.1 AMENDMENT OF ARTICLES OF INCORPORATION. The Corporation reserves the right to alter, amend and repeal any provisions contained in these Articles of Incorporation in the manner now or hereafter prescribed by the provisions of the Law or any other pertinent enactment of the General Assembly of the State of Indiana and all rights and powers conferred hereby on shareholders, directors and officers of the Corporation are subject to such reserved right, except as otherwise expressly provided herein.

         SECTION 9.2 ADOPTION AND AMENDMENT OF BYLAWS. The Board of Directors of the Corporation shall have the exclusive power (a) to make, alter, amend and repeal the Bylaws of the Corporation upon the affirmative vote of not less than a majority of its members, and (b) to adopt any bylaw which the Board of Directors may deem necessary or desirable for the efficient conduct of the affairs of the Corporation, including, without limitation, provisions governing the conduct of, and the matters which may properly be brought before, meetings of the shareholders and provisions specifying the manner and extent to which prior notice shall be given of the submission of proposals to be submitted at any meeting of shareholders or of nominations of directors to be held at any such meeting.

                                 REVOCABLE PROXY
                                 HORIZON BANCORP

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned hereby appoints James H. Foglesong, Thomas H. Edwards or Lawrence J. Mazur, or each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all shares of common stock of Horizon Bancorp that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 8, 2003, at 6:00 p.m. (local time), at the Holiday Inn, 5820 S. Franklin Street, Michigan City, Indiana, or any adjournment thereof, on the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A "FOR" VOTE ON THE ELECTION OF THE DIRECTORS, THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION IN THEIR ENTIRETY AND THE OTHER PROPOSALS.

                                                _______________________________
        Please be sure to sign and date        | Date                          |
          this Proxy in the box below.         |                               |
 ______________________________________________|_______________________________|
|                                                                              |
|                                                                              |
|                                                                              |
|________Stockholder sign above______________Co-holder (if any) sign above_____|

                                                               WITH-    FOR ALL
                                                       FOR      HOLD    EXCEPT
                                                       [ ]      [ ]      [ ]
1.   Election of Directors

     ROBERT C. DABAGIA              BRUCE E. RAMPAGE
     PETER L. PAIRITZ               SPERO W. VALAVANIS

     (INSTRUCTION:  To withhold authority to vote for any individual, write the individual's name on the space provided below.)
________________________________________________________________________________

                                                       FOR      AGAINST  ABSTAIN
2.   Approval of Horizon Bancorp 2003                  [ ]      [ ]      [ ]
     Omnibus Equity Incentive Plan
                                                       FOR      AGAINST  ABSTAIN
3.   Authorization of one million                      [ ]      [ ]      [ ]
     Preferred Shares

4.   Adoption of Amended and Restated
     Articles of Incorporation

NOTE: You may elect to either: (i) vote on the Amended and Restated Articles of Incorporation in their entirety, or (ii) vote on the Article changes individually. However, none of the provisions in Proposal 4 will be adopted unless the votes cast for adoption of the Amended and Restated Articles of Incorporation in their entirety plus any votes cast for individual provisions total 70% of the outstanding Common Shares.

o    ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION IN THEIR
     ENTIRETY
                                                       FOR      AGAINST  ABSTAIN
                                                       [ ]      [ ]      [ ]

NOTE: IF YOU VOTED ON THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES IN THEIR ENTIRETY ABOVE, YOU DO NOT HAVE TO COMPLETE ANY OTHER PORTION OF PROPOSAL 4.

o Adoption of individual provisions in the Amended and Restated Articles of Incorporation

     a. Replace the current "business combination" provisions with provisions that more closely reflect current Indiana corporate law

                                                       FOR      AGAINST  ABSTAIN
                                                       [ ]      [ ]      [ ]

     b. Revise the director removal provisions to allow directors to be removed for cause by the affirmative vote of two-thirds of the other directors

                                                       FOR      AGAINST  ABSTAIN
                                                       [ ]      [ ]      [ ]

     c. Revise the indemnification provisions to provide that indemnification of employees is no longer mandatory and to more closely reflect current Indiana corporate law

                                                       FOR      AGAINST  ABSTAIN
                                                       [ ]      [ ]      [ ]



     d. Revise the director conflicts of interest provisions to limit their application to directors and authorize transactions that are approved by the shareholders or are fair to Horizon

                                                       FOR      AGAINST  ABSTAIN
                                                       [ ]      [ ]      [ ]

     e. Revise the indemnification provisions to limit mandatory indemnification to directors and officers and reflect current Indiana corporate law

                                                       FOR      AGAINST  ABSTAIN
                                                       [ ]      [ ]      [ ]

     f.   Make other technical changes to reflect current Indiana corporate law

                                                       FOR      AGAINST  ABSTAIN
                                                       [ ]      [ ]      [ ]

5. In their discretion, on such other business as may properly be brought before the Annual Meeting or any adjournment thereof

     ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE ABOVE-STATED PROXIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE FOUR NOMINEES STATED ABOVE AND FOR PROPOSALS 2, 3 AND 4.

     Please indicate your intentions of attending the meeting on May 8, 2003, by completing the section below.

I WILL ATTEND THE ANNUAL MEETING.                               [ ]
NUMBER OF PERSONS ATTENDING WILL BE ___________________

_______________________________________________________________________________

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.

                                 HORIZON BANCORP
                  515 FRANKLIN SQUARE, MICHIGAN CITY, IN 46360
________________________________________________________________________________

     Please sign exactly as name appears on this card. If there are two or more owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                             YOUR VOTE IS IMPORTANT.
        PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.
________________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________